                         SOFTWARE DISTRIBUTION AGREEMENT
                                     BETWEEN
                         STORAGE TECHNOLOGY CORPORATION
                                       AND
                                    LSC, INC.

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                                                                               LSCfinal.doc


                                Table of Contents

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Item
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Software Distribution Agreement                          Pages 3 through 23
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Schedule A                                         STANDARD PRODUCT SPECIFICATIONS
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Schedule B                                                Escrow Agreement
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Schedule C                                 SUPPORT OBLIGATIONS, RESPONSES AND DEFINITIONS
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Schedule D                                    Software Products and LSC U.S. Price List
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Schedule E                                           LSC, INC. SOFTWARE LICENSE
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                                     Page 2


                         SOFTWARE DISTRIBUTION AGREEMENT
                                     BETWEEN
                         STORAGE TECHNOLOGY CORPORATION
                                       AND
                                    LSC, Inc.


         This agreement ("Agreement") is made this 12th day of September, 1997, ("Effective Date") by and between Storage Technology Corporation ("StorageTek"), a Delaware corporation with its principal place of business at 2270 South 88th Street, Louisville, CO 80028, and LSC, Inc. ("Supplier"), a Minnesota Corporation with its principal place of business at 4211 Lexington Avenue North, Saint Paul, MN 55126.

         Whereas, Supplier has developed software products more fully described in Schedule D and is the owner of such software products, all as described herein;

         Whereas, Supplier desires to grant and StorageTek desires to obtain certain rights to use, market and distribute said software for use with StorageTek products; and

         Whereas, StorageTek wishes to contract with Supplier to obtain rights to Sublicense Supplier's software, all in accordance with the terms and conditions of this Agreement;

         Now, therefore, in consideration of the above premises and the mutual promises set forth below, and intending to be legally bound, the parties agree as follows:

Section -1- Definitions

         Defined terms in this Agreement may be used in the singular or the plural, as the context requires. As used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Customer(s)" shall mean any end users of products acquired from StorageTek or from its Resellers; and the term Customer(s) shall include Reseller(s) using Standard Product for production, evaluation, demonstration or otherwise.

         1.2 "Current Release" shall mean the most recently available version of the Standard Product.

         1.3 "Documentation" shall mean Standard Product Specification incorporated as Schedule A, end-user manuals and marketing literature, whether in printed or visual form.

         1.4 "Enhancements" shall mean changes to the Standard Product requested by StorageTek, agreed to by Supplier and funded in accordance with a case by case agreement between the parties, which shall take the form of an amendment to this Agreement.

         1.5 "StorageTek Solutions" shall mean StorageTek manufactured, StorageTek OEM'd or other products included in StorageTek's standard price list.

         1.6 "License Fees" shall mean those fees payable to Supplier on a per copy basis for Standard Product sublicensed by StorageTek or its Resellers to its Customers.

         1.7 "Maintenance Fees" shall mean those fees payable to Supplier for support as described in the Maintenance section and Schedule C for each copy of the Standard Product where a Sublicense has been granted to a Customer.

         1.8 "New Releases" are commercially available versions of the Standard Product which include improvements or new features of the Standard Product produced by Supplier and shall be delivered to StorageTek for distribution to Customers hereunder.

         1.9 "Patches" shall mean error corrections provided by the Supplier to StorageTek for distribution to Customers in support of Supplier's obligations in accordance with the Maintenance Section and Schedule C.

         1.10 "Database" (Pinnacle", FIXIT, or other mutually acceptable replacement) shall mean the StorageTek problem tracking system which is used to log software problems as they are reported to StorageTek by its Resellers and Customers.

         1.11 "Prior Release" shall mean the release of the Standard Product that was available for distribution immediately prior to the Current Release.

         1.12 "Reseller(s)" shall mean a person or entity which is authorized by StorageTek to market, distribute and Sublicense the Standard Product to Customers, directly or via Reseller's own reseller network; Resellers includes but is not limited to original equipment manufacturer customers of StorageTek, value added resellers, value added distributors, systems integrators, distributors and/or subdistributors and StorageTek subsidiaries, world-wide.

         1.13 "Standard Product" shall mean the Supplier's commercially available software and New Releases thereof in binary format only, as described in Supplier's published specifications, STANDARD PRODUCT SPECIFICATIONS, incorporated herein as Schedule A, and Documentation; and Standard Product also includes, for the purposes of this Agreement, Patches and Enhancements made pursuant to the provisions of this Agreement.

         1.14 "Sublicense" shall mean a grant of (or to grant) a right to use Standard Product.

Section -2- Grant of Rights

         2.1 Grant of Rights to Copy and Distribute; Appointment of Resellers by StorageTek.

                  Subject to the terms and conditions of this Agreement, Supplier hereby appoints, and StorageTek hereby accepts appointment as a nonexclusive distributor with the right to copy, distribute, Sublicense and market Standard Product on an OEM basis to Customers, worldwide, for their internal use. Supplier acknowledges that StorageTek intends to distribute through its normal distribution channels and grants StorageTek the right to appoint Resellers with rights to copy, distribute, Sublicense and market Standard Product, provided that Resellers will be granted no rights with respect to copying, distribution or licensing of the Standard Product broader than those granted to StorageTek hereunder and StorageTek shall be liable for any acts or omissions of a Reseller that would be a breach of the terms and conditions of this Agreement if done by StorageTek and StorageTek shall indemnify and hold Supplier harmless against any loss, damage or expense incurred as a result of such acts or omissions of a Reseller.

         2.2      Internal Use of Standard Product by StorageTek.

                  Supplier hereby grants and StorageTek accepts a paid up, nonexclusive, nontransferable, license to use the Standard Product internally for demonstration, evaluation and support purposes on equipment owned by or leased to StorageTek. Such internal use shall not include use for revenue generating projects or to compete with or as an alternative to marketing the Standard Product, except that for the term of this Agreement up to nine(9) copies of the Standard Product may be used by StorageTek for its normal business purposes with its accounting or administrative systems. StorageTek may copy the Standard Product used internally for backup, archiving or security, provided that it includes all of the copyright or proprietary notices on the original.

         2.3      Distribution of Standard Product.

                  Prior to shipment of Standard Product to any Customer, such Customer shall have entered into a written Sublicense agreement for the Standard Product. Each Sublicense shall limit the use of the Standard Product, limit the liability of the Supplier, protect the proprietary rights of Supplier in the Standard Product, and otherwise contain provisions substantially equivalent to those set forth in the underlined provisions of Supplier's standard software license agreement sample, attached hereto as Schedule E. StorageTek will have the right to grant a reasonable number of demonstration and temporary evaluation licenses provided that the terms of this section 2.3 are complied with.

                  Supplier shall supply StorageTek with a master copy of the Standard Product which StorageTek shall use to make copies of the Standard Product for distribution. The master copy shall be on such medium (e.g. CD, FTP transfer, tape) as the parties agree from time to time. The Standard Product incorporates a license manager that prevents full access to Standard Product until a code key is provided by Supplier to StorageTek for distribution to Resellers and Customers. StorageTek and Supplier shall mutually agree on procedures for providing such keys.

         2.4 StorageTek acknowledges that the Standard Products are proprietary to Supplier and shall remain the property of Supplier or its suppliers. No right, title or interest in or to the Standard Products is transferred to StorageTek or any other person except those rights expressly granted in this Agreement. Except as expressly provided in this Agreement, StorageTek shall not modify, clone, disassemble, decompile, decrypt or otherwise reverse engineer any part of the Standard Products or adopt any part as its own. StorageTek will not disclose or make available to any third party any of the Standard Products or related information, in any form, except to its employees, consultants, agents and users for purposes specifically related to StorageTek's internal use of the Standard Products, provided StorageTek shall first have taken appropriate action by instruction or signed agreements with its employees, consultants, agents and users to satisfy StorageTek's obligations of confidentiality and restrictions on use, and except to Customers in furtherance of StorageTek's right to distribute subject to the terms of this Agreement. StorageTek shall maintain records of the location of each original and copy of the Standard Products and shall provide such information to Supplier on reasonable notice. Parts of the Standard Products may have been patented or copyrighted by Supplier or a third-party provider. Patent or copyright notices have been included in the Standard Products for protective purposes, and such notices shall not be construed as causing publication of the Standard Products.

         2.5 Supplier hereby grants to StorageTek a nonexclusive, worldwide, right and license to reproduce, copy and modify Documentation and distribute such Documentation or modifications thereof (StorageTek Documentation) to Customers (and with respect to sales and marketing materials, to prospects). StorageTek may translate such Documentation or StorageTek Documentation into local languages and copy and distribute the same. StorageTek shall include Supplier's copyright and other proprietary notices in all copies of Documentation and modified Documentation.

         2.6      Title.

                  All right, title, and interest in and to the Standard Product shall remain with Supplier, excluding modifications made by StorageTek to Documentation for distribution to Customers and Resellers hereunder. StorageTek agrees that it shall not modify, disassemble, decompile, or otherwise reverse engineer the Standard Product, except as expressly provided by herein.

         2.7      Escrow Deposit.

                  2.7.1 SUPPLIER DEPOSIT. Following the execution of this Agreement, Supplier shall deposit with Data Securities International, Inc., the Standard Product source code and documentation, including all materials, diagrams, software (source and object code, compilers and language translators), drawings, manuals, documents and any other information necessary to permit StorageTek to take over the support of Standard Product. Supplier agrees to add all applicable New Releases and Enhancements of Standard Product to the deposited items within thirty
                           (30) days of distribution. Within sixty (60) days after delivery of the Standard Product hereunder, the parties and Data Securities International shall execute an escrow agreement ("Escrow Agreement") in form and content substantially the same as the agreement in Schedule B attached hereto and incorporated herein by this reference, setting forth the terms of the escrow.

                           Notwithstanding the foregoing, in the event that the Standard Product incorporates software licensed to Supplier by one or more third parties who have not granted Supplier the right to provide source code, documentation and other materials for such software for escrow purposes under this Agreement, [despite Supplier's diligent efforts to acquire such rights,] Supplier shall have no obligation to deposit into escrow the source code, documentation and other materials for such software under this Agreement. Supplier's obligation to provide source code, documentation and other materials relating to the Standard Product for escrow under this Agreement shall be limited to source code, documentation and materials with respect to which Supplier owns all rights or otherwise has the right to deposit into escrow.

                  2.7.2 FILING FOR RELEASE OF DEPOSIT BY STORAGETEK. Supplier agrees to the release of the escrow deposit upon receipt of a notice to Supplier in the form of an affidavit or declaration by an executive officer of StorageTek of the occurrence of any of the following release conditions:

                           * If Supplier ceases its regular course of business or offering of the Standard Product, without providing for ongoing support of the Standard Product (including periodic introduction of features);

                           * If Supplier fails to provide a copy of the source code in support of StorageTek's obligation to release source code to government agencies or any other party requiring source code for escrow purposes, provided that the terms of such source code escrow shall be in accordance with Section 3.6;

                           * If Supplier fails to perform its obligations as set forth in Section 11 and Schedule C and fails to cure in accordance with Schedule C hereof.

                  2.7.3 CONDITIONS FOR USE FOLLOWING RELEASE FROM ESCROW. Following a release as provided in this section, StorageTek shall have the nonexclusive right to use, but not to distribute, the source code and related documentation solely for the purposes of support of the Standard Product that is distributed by StorageTek unless otherwise provided in this Agreement. StorageTek shall be required to maintain the confidentiality of the released source code and documentation in accordance with the terms of this Agreement. In the event that the source code is released because of a Supplier default, and Supplier remedies such default to StorageTek's reasonable satisfaction, StorageTek shall return the source code to the escrow agent.

                  2.7.4 In the event of a conflict between the terms of this Escrow provision and the Escrow Agreement incorporated herein, the provisions of the Escrow Agreement shall prevail.

Section -3- Supplier's Additional Obligations

         3.1      Training.

                  Supplier shall provide a total of four (4) sales training classes to StorageTek at no charge to StorageTek on the use of the Standard Product. The first class will be provided at StorageTek's headquarters location for StorageTek's trainers. The other three will be jointly delivered with the StorageTek trainers trained in the first class to the StorageTek's field sales organization. Training shall include Sales Training, SE Training, Installation and Configuration Training.

                  In addition to the sales training Supplier shall provide five
                  (5) Supplier technical support training classes to StorageTek's customer services organization at no cost. Two of these classes will be provided at StorageTek's headquarters organization and three will be provided at a location to be selected by StorageTek in Europe and Asia.

                  Supplier hereby grants to StorageTek a worldwide, non-exclusive, license to reproduce, use and distribute any training materials used by Supplier in conducting such training for StorageTek, and to incorporate such training materials into training courses conducted by StorageTek at no charge.

         3.2      Reserved.

         3.3      Reserved.

         3.4      Enhancements.

                  Supplier agrees to consider and negotiate amendments to provide any Enhancements requested by StorageTek. The terms and conditions, including amount to be paid to Supplier, specifications, acceptance criteria and timing for development, under which Supplier may provide such Enhancements shall be set forth in an amendment to this Agreement executed by both parties.

         3.5      Marketing Practices.

                  3.5.1 Upon StorageTek's request, Supplier agrees to provide reasonable sales assistance in the forms of leads, demonstrations, joint briefings of Resellers and Customers, joint participation in technical seminars, and management assistance in sales cycles, as agreed between StorageTek and Supplier from time to time. Supplier shall bear all of its costs associated with performance under this provision, provided however, that for the first six (6) months after the Effective Date of this Agreement, StorageTek shall pay Supplier's reasonable travel and living expenses incurred when StorageTek requests Supplier's assistance in the above sales efforts.

                  3.5.2 For the term of this Agreement, Supplier shall not promote any other Supplier software products during any joint demonstrations, joint briefings of Resellers and Customers, joint participation in technical seminars and in the course of providing support services and Maintenance to StorageTek Resellers and Customers as required under this Agreement.

         3.6      Source Code.

                  Supplier agrees to provide a copy of the source code in support of StorageTek's obligation to release source code to government agencies or any other party requiring source code for escrow purposes in accordance with one or more escrow agreements in form and content substantially as set forth in Schedule B The conditions for release of the escrowed source code of Standard Product shall be

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                  limited to StorageTek's liquidation in bankruptcy under
                  Chapter 7 of the Bankruptcy Code or other conditions agreed upon by Supplier. Such Customer's use in the event of release shall be limited to support of the Standard Product solely for such Customer, such Customer shall maintain the confidentiality of such source code and shall not distribute. In the event of any assignment by StorageTek of this Agreement or any rights hereunder, Supplier shall have no obligation to provide source code for escrow under this section. Such escrow agreements will not provide for the modification of such escrow release conditions to include any such assignee's bankruptcy.

Section -4- StorageTek Marketing Obligations

         4.1      Marketing Practices.

                  4.1.1 StorageTek agrees to use reasonable efforts to promote Standard Product to its Resellers and Customers and to Sublicense the Standard Product in a manner consistent with good business practices and the terms of this Agreement.

                  4.1.2 StorageTek shall conduct its business in a professional manner and shall not make any false or misleading statements or representations or fail to make any statement or representation where such omission would be misleading with respect to Supplier or the Standard Product.

                  4.1.3 StorageTek, unless otherwise stated in this Agreement, agrees to bear its costs associated with promotional efforts, including all StorageTek employee compensation, travel and entertainment expenses and demonstration costs.

Section -5- Warranties

         5.1      Warranty of Supplier's Authority.

                  5.1.1 Supplier warrants that Supplier is the sole and original author and owner of Standard Product, as modified from time to time, without encumbrances, or that Supplier has acquired the necessary rights to grant the rights to grant the license hereunder and that Standard Product does not violate any copyright or other proprietary right of any third party and that Supplier has the unrestricted right to enter into and perform this Agreement.

         5.2      Standard Product Warranty.

                  5.2.1 The Current Release and the Prior Release of the applicable Standard Product shall perform to the Standard Product Specification. In the event a failure to so perform, Supplier agrees to correct the failure in accordance with the terms of Schedule C.

                  5.2.2 THE ABOVE WARRANTY IS SUPPLIER'S ONLY WARRANTY AND IS IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH WARRANTIES ARE SPECIFICALLY DISCLAIMED AND EXCLUDED. THE ABOVE REMEDY IS THE EXCLUSWE REMEDY FOR ANY BREACH OF WARRANTY.

Section -6- Year 2000 Warranty

                  Supplier will ensure Century conformance will follow the ISO Standard 8601 for "Representation of dates and times."

Section -7- Indemnification

         7.1      Supplier Indemnification.

                  In addition to any other rights that StorageTek may have, Supplier shall indemnify, hold harmless and defend StorageTek against any and all loss, damages and expenses, including attorneys' fees, arising out of any claim that the Standard Product supplied hereunder or any part thereof (i) infringes any patent, copyright or trademark issued in the United States or in any country which is a signatory to the Berne Convention on Copyrights or (ii) constitutes a misuse or misappropriation of a trade secret, and Supplier, subject to the Limitation of Liability provision hereof, will indemnify StorageTek against all costs, damages and attorneys' fees finally awarded, whether by judgment, settlement, or otherwise. In the event of any claim of infringement, or in Supplier's judgment such a claim is likely to occur, Supplier may procure the right for StorageTek to continue using the Standard Product pursuant to the Grant of Rights provision or replace or modify the Standard Product so that it performs substantially the same functions but becomes non-infringing. In the event that the aforementioned remedies are not available to the Supplier on a commercially reasonable basis, Supplier may terminate the Agreement with respect to the affected copies and StorageTek shall receive a pro-rata refund of all License Fees paid with respect to infringing copies (based on a five (5) year term) and Maintenance Fees paid by StorageTek to Supplier.

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         7.2      Notification and Defense of Claim.

                  Supplier's liability for indemnification of StorageTek under the Indemnification section of this Agreement shall be expressly conditioned on:

                  (a) StorageTek providing Supplier with prompt written notice of any claim or proceeding for which indemnity is sought hereunder and further providing Supplier with sole authority over and control of the defense or settlement of such claim using counsel of its choosing, and at its expense,

                  (b) StorageTek cooperating fully with Supplier, at Supplier's expense, in defending or settling any claim or proceeding for which indemnity is sought, such cooperating to include, without limitation, making available all pertinent information under StorageTek's control, and if StorageTek decides to participate in such defense, it may use counsel of its own choosing and at its own expense.

                  (c) StorageTek shall have no authority to settle any action on behalf of Supplier and no costs or expenses shall be incurred for the account of Supplier without its prior written consent.

         7.3      Exclusion.

                  Supplier shall have no liability to StorageTek to the extent an infringement or other claim is based on the use of other than the currently supported versions of the Standard Product, if such infringement could have been avoided by the use of the currently supported versions and such versions had been made available to StorageTek, but StorageTek, or its Resellers or Customers, with knowledge of actual or possible infringement, chose to retain the previous version of the Standard Product.

                  Supplier shall have no liability to StorageTek to the extent an infringement or other claim is based upon (i) use of the Standard Product in combination with equipment, devices or software which are not furnished to StorageTek by Supplier,
                  (ii) modification of the Standard Product by other than Supplier, or (iii) use of the Standard Product as part of any infringing process.

         7.4      StorageTek Indemnification.

                  StorageTek shall indemnify and hold Supplier harmless in accordance with the provisions of this Section 7 from and against any loss, claim or expense incurred by Supplier as a result of a claim that the modification of the Standard Product by StorageTek other than in accordance with the instructions of Supplier, or its combination with any equipment, software or devices not furnished to StorageTek by Supplier, or use of the Standard Product as part of any process, constitutes such an infringement because of such modification, combination, or use.

         7.5      Entire Liability

                  This Section 7 states the entire liability of Supplier and StorageTek with respect to infringement or alleged infringement by the Standard Product or any part of them or their use or operation.

Section -8- Payments

                  Payments of License Fees and Maintenance Fees to Supplier shall be in U.S. dollars and will be due at the end of the first full Quarter following the commencement of this Agreement and Quarterly thereafter upon distribution of Standard Product to Resellers or Customers by StorageTek and within forty-five (45) days from the last day of the Quarter for which payment is due. "Quarter" shall mean StorageTek's financial accounting three-month period ending in the months of March, June, September, and December. Payments to Supplier for License Fees and Maintenance Fees begin or/are based on the ship date in the Standard Product Quarterly Report for the number of copies Standard Product sublicensed in that quarter by StorageTek or its Resellers. A delayed payment charge of one-half of one percent (.5%) will be paid by StorageTek for each 15-day period (or part thereof) of delay in payment beyond the payment due date where there is no dispute between the parties as to the validity of such payment due.

                  Supplier agrees that in the event StorageTek or Reseller has paid a License Fee with respect to a shipment to a Customer and that Customer returns the Standard Product within one year after shipment by StorageTek or Reseller, StorageTek or Reseller may Sublicense the Standard Product to another Customer without incurring an additional License Fee.

                  StorageTek is responsible for all sales, use and like taxes assessed against Standard Product, except taxes based upon Supplier's annual net income.

Section -9- Fees.

         9.1 License Fees: StorageTek shall pay to Supplier a per copy License Fee for each Sublicense granted by StorageTek or Resellers. The amount paid for each copy of Standard Product distributed by StorageTek pursuant to this Agreement shall be the then-current U.S. list price for the Standard Product less the discount set forth below. The current list prices are set forth in Schedule D attached. All prices are in U.S. dollars. Supplier may change its prices by giving at least ninety (90) calendar days' prior written notice StorageTek, and as of the effective date of any

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                  such price change, the amount paid by StorageTek to Supplier with respect to any copy of Standard Product distributed by StorageTek shall change correspondingly. The prices at which StorageTek or any Reseller Sublicense the Standard Product to Customers shall be determined by StorageTek and the Reseller at their sole discretion. Notwithstanding the foregoing, in the event of a price change, within sixty (60) calendar days after receiving notice of a price change, StorageTek may give Supplier notice of currently outstanding bids which have been given to prospective Customers, and the License Fee payable with respect to Standard Product distributed to the prospects on such list shall be the same as would have been the case prior to the price change for a period of nine (9) months after the date of StorageTek's notice to Supplier.

                  9.1.1      License Fee _________

                           a)       StorageTek Solution

                           _____ percent (__%) ________ ___ the then current Supplier US list price for the Standard Product used with any hardware configuration ___ cartridges or less;

                           _____ percent (__%) ________ ___ the then current Supplier US list price for the Standard Product used with any hardware configuration ___ cartridges or more; and

                           After an aggregate of __ _______ of License Fees have been paid to Supplier by StorageTek in any twelve-month period beginning on the date of first shipment of Standard Product, for the remainder of that calendar year and for the following calendar year, the ________ shall be _____ percent (__%) ___
                           of the then-current Supplier U.S. list price for all copies distributed. If less than __ _______ are paid to Supplier in the initial twelve-month period following the first shipment of Standard Product the ________ shall remain at _____ percent (__%); or if less that __ _______ are paid to Supplier in any subsequent calendar year thereafter, the ________ shall revert at the beginning of the next calendar year to _____ percent (__%) ___ the then-current U.S. list price for Standard Product for use with any hardware configurations of ___ cartridges or more.

                           b)       Non-StorageTek Solutions

                           _____ percent (__%) ________ ___ the then current Supplier US list price for the Standard Product.

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                           [PORTIONS OF THE ABOVE SECTIONS HAVE BEEN OMITTED
                           PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THESE SECTIONS WITH THE PORTIONS INTACT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                           c)       Specific quotations

                           Specific quotations to StorageTek by Supplier expressly made for periods as specified in the quote shall, during any quotation period, take precedence over an amended price list.

                  StorageTek shall track the history of every copy of the Standard Product, including its shipment, version, sale date, and other relevant data, and provide this history to Supplier in the form of a "Standard Product Quarterly Report." StorageTek, on or before the forty-fifth (45th) day following the end of each Quarter, shall prepare and deliver to Supplier the "Standard Product Quarterly Report" detailing the sublicensing of the Standard Product for such Quarter. The cost of each such report shall be borne by StorageTek. Supplier may have an independent nationally recognized auditing firm of Supplier's choice audit the Standard Product Quarterly Reports submitted by StorageTek, subject to the limitation that no more than one audit may be made in any consecutive 12-month period. The cost of each such audit shall, in general, be borne by Supplier. However, if, as a result of an audit, it is determined that the information provided by StorageTek to Supplier for the Quarter subject to audit is less than ninety five percent (95%) accurate regarding sublicensing of Standard Product and related License Fees, then StorageTek shall be required to bear the expense of the audit together with the balance due. However, if the audit discovers that StorageTek has overpaid Supplier, Supplier shall refund the amount of the over payment to StorageTek. StorageTek shall supply all information reasonably requested by such auditing firm, including documents relating to the sublicensing of Standard Product. Supplier shall ensure that auditor is under obligations to treat such information as confidential and proprietary to StorageTek consistent with Supplier's obligations under subsection 12.1 of this Agreement.

         9.2 Maintenance Fees: StorageTek agrees to pay Supplier a monthly maintenance fee for each Sublicense granted by StorageTek. Except as otherwise provide by Schedule C, the monthly maintenance fee shall be _____________________ percent (___%) of the then-current U.S. List Price for the; provided, however, that if a Customer elects not to take software maintenance for Standard Product, StorageTek will not pay a monthly maintenance fee with regards to such Sublicense (and Supplier need not provide Level 2 or Level 3 support as set forth in Schedule C). Supplier agrees that any price increases for maintenance shall increase no more than ____ percent (_%), cumulative per year.

                  [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

         9.3 StorageTek and Resellers shall not be required to pay License Fees and Maintenance Fees for copies of the Standard Product used only for sales demonstrations, training, support, internal StorageTek education, or problem creation and/or re-creation or internal use in accordance with subsection 2.2 hereof.

Section -10- Term and Termination.

         10.1 Term. The term of this Agreement shall commence on the date first written above and shall continue until terminated as provided herein.

         10.2     Termination for default.

                  10.2.1 Either party may terminate this Agreement in the event of default in performance by the other party to this Agreement, provided the aggrieved party gives written notice of such default and the defaulting party has failed to cure to the aggrieved party's satisfaction within ninety (90) days of the date of such notice, unless the parties agree in writing to extend the cure period, except for the breach of Confidentiality, Grant of Rights, Maintenance, Source Code, Escrow Deposit, Payments, or Fees Sections herein, in which case the aggrieved party may terminate this Agreement if the defaulting party has not cured within ten (10) days after receipt of written notice of such material default.

                  10.2.2 In the event that the Agreement is terminated by Supplier for material default by StorageTek, the following shall occur:

                           a) Except as provided in this Agreement, the rights and obligations of the parties, including the rights of StorageTek under the Grant of Rights Section and the right to support under Section 11 and Schedule C, shall cease as of the date of termination, but the rights and obligations of Customers, as set forth in the Sublicense agreements for the Standard Products, are independent of this Agreement and will survive any termination of this Agreement.

                           b) StorageTek shall discontinue use and shall not divulge, disclose, market or dispose of Standard Product in any manner and shall promptly return to Supplier all copies of Standard Product in StorageTek's possession and any Documentation, as well as price lists and other Supplier confidential and proprietary information, and Supplier's obligation to escrow source code shall be limited to those escrows previously established pursuant to Section 3.6.

                           c) Upon termination of this Agreement by Supplier, Supplier shall not be liable to StorageTek for compensation or for damages of any kind, whether on account of the loss by StorageTek of present or prospective profits on licenses or anticipated licenses, or expenditures, investments or commitments made in connection therewith, loss of goodwill, or on account of indemnities or severance pay or other concept, or in connection with establishment, development or maintenance of StorageTek's business.

                  10.2.3 In the event that Supplier is in material default StorageTek may, in lieu of termination of the Agreement,

                           a) Suspend payment directly to Supplier for License and Maintenance Fees and deposit such Fees to escrow until the material default is remedied or cured to the reasonable satisfaction of StorageTek if curable and if not curable then until liquidation and payment of StorageTek's damages, provided that StorageTek commences and prosecutes an action for such damages within ninety days of such suspension and all rights and obligations under this Agreement shall remain in effect;

                           b) If Supplier is in material default under Sections 11 and Schedule C provision of this Agreement and does not cure within the time permitted, StorageTek may assume support obligations of Supplier and StorageTek shall receive a prorated refund of prepaid annual Maintenance Fees paid to Supplier, and StorageTek shall have access to the Standard Product source code in Escrow Deposit for the purposes of support____________________ ____________________________ Standard
                                    Product, solely for use in support of
                                    StorageTek solutions created around the
                                    Standard Product, provided that StorageTek pays Supplier a per copy fee equal to __% _________________; and

                                    [A PORTION OF THIS SECTION HAS BEEN OMITTED
                                    PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                    TREATMENT UNDER RULE 406 UNDER THE
                                    SECURITIES ACT OF 1933, AS AMENDED. A COPY
                                    OF THIS SECTION WITH THE PORTION INTACT HAS
                                    BEEN FILED SEPARATELY WITH THE SECURITIES
                                    AND EXCHANGE COMMISSION.]

                           c) Request that Supplier promptly return to StorageTek all copies in Supplier's possession of StorageTek confidential and proprietary information.

                  10.2.4   In the event of termination by either party to this
                           Agreement:

                           a) Neither party shall be released from obligations actually incurred prior to the effective date of termination, including the obligation to pay for services rendered or Sublicenses granted and

                           b) The obligations of the parties which by their nature are continuing, including Confidentiality, shall survive any termination of this Agreement.

         10.3     Limitation of Liability.

                  Each party acknowledges that any breach of its obligations with respect to proprietary rights of the other party will cause such other party irreparable injury for which there are inadequate remedies at law and that such other party shall be entitled to equitable relief in addition to all other remedies available to it.

                  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR REVENUE OR DATA OR INFORMATION LOSS, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, IN THE PERFORMANCE OF THIS AGREEMENT, OR RELATED TO STANDARD PRODUCT, IMPROVEMENTS OR RELEASES, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT TO THE EXTENT THE FOLLOWING ARE DEEMED TO BE CONSEQUENTIAL IN NATURE: DAMAGES FOR BREACH OF CONFIDENTIALITY OR RESTRICTIONS ON LICENSING OR USE OF STANDARD PRODUCT; MISUSE OF SOURCE CODE; AND PATENT, COPYRIGHT OR TRADE SECRET INFRINGEMENT.

         10.4     Survival.

                  The Confidentiality and Indemnification provisions of this Agreement shall survive any termination of this Agreement.

Section -11- Maintenance.

                  StorageTek and Supplier shall each perform those obligations for technical support of Standard Product in accordance with Schedule C, attached hereto and incorporated by this reference.

Section -12- Miscellaneous

         12.1     Confidentiality.

                  12.1.1 All computer programs, product plans, source code listings, flow charts, marketing and sales information and all other know-how and trade secrets disclosed by StorageTek to Supplier are confidential information of StorageTek and may not be used, disclosed to others or published by Supplier except as permitted by this Agreement.

                  12.1.2 All computer programs, product plans, source code listings, flow charts, marketing and sales information and all other know-how and trade secrets disclosed by Supplier to StorageTek are confidential information of Supplier and may not be used, disclosed to others or published by StorageTek except as permitted by this Agreement.

                  12.1.3 Each party will use the same degree of care as is used by such party to protect its own sensitive information of comparable nature but at least reasonable care to protect the confidential information of the other and will disclose the confidential information to its employees, consultants, agents, or subcontractors only on a need-to-know basis provided such consultants, agents, or subcontractors are under obligations of confidentiality to their respective parties.

                  12.1.4 This Confidentiality provision imposes no obligations upon a party receiving confidential information where such confidential information (a) was in the receiving party's possession before receipt from the disclosing party; (b) is or becomes a matter of public knowledge through no fault of the receiving party; (c) is rightfully received by the receiving party from a third party without a duty of confidentiality; (d) is disclosed by the disclosing party to a third party without a duty of confidentiality on the third party; (e) is independently developed by the receiving party;

                           (f) is disclosed under operation of law; or (g) is disclosed by the receiving party with the disclosing party's prior written approval.

         12.2     Assignment.

                  Either party may assign this Agreement, provided that the assignor shall provide prior written notice to the other party of its intent to assign this Agreement and that the assignee shall have agreed in writing to comply with all the terms and conditions of this Agreement. No assignment shall relieve the assigning party of liability under this Agreement with respect to obligations incurred or actions taken prior to assignment. In the event of an assignment by StorageTek, Supplier shall have no further obligation to provide source code for escrow as described in subsection 3.6.

         12.3     Entire Agreement: Modification.

                  This Agreement together with the several Schedules referenced herein contains the entire understanding of the parties with respect to the worldwide distribution of Standard Product by StorageTek, and supercedes all prior agreements, terms or conditions, written or oral, express or implied with respect to distribution of Standard Product by StorageTek. This Agreement specifically supercedes that certain agreement between Storage Technology of Australia Pty. Limited and Supplier dated April 20th, 1997. No modification or waiver of any provision of this Agreement shall be valid unless in writing and signed by both parties (except with respect to Schedules A, C and D as stated in the Agreement or in the Schedule).

         12.4     Notices.

                  Any notice hereunder by either party shall be given by personal delivery or by sending such notice by certified mail, postage prepaid or by facsimile transmission for which a confirmation of receipt is returned to the other party at its address set forth below or to such other address as shall have been designated in writing. Such notice shall be effective as of its receipt by the party to be notified.

                  To StorageTek:

                  Storage Technology Corporation
                  Attention: Director of Applications Integration
                  2270 South 88th Street - MS 4393
                  Louisville, Colorado 80028-5236
                  (303) 673-3280
                  (303) 673-6221 fax

                  To Supplier:

                  LSC, Inc.
                  Attention: Chief Executive Officer
                  4211 Lexington Avenue North
                  Saint Paul; MN 55126
                  (612) 482-4535

         12.5     No Joint Venture.

                  In all matters relating to this Agreement, both StorageTek and Supplier are independent contractors. Neither party will represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other party, nor to represent the other party as its agent, employee, or in any other capacity. Nothing in this Agreement shall be construed to be a partnership, agency or joint venture.

         12.6     Severability.

                  The terms of this Agreement shall be severable, and if any of them are held invalid or unenforceable such terms shall be adjusted to the extent necessary to cure such invalidity. The invalidity or unenforceability of any one provision shall not affect or impair the validity or enforceability of any other provision.

         12.7     Governing Laws.

                  The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of Colorado.

         12.8     Titles.

                  The titles to the sections of this Agreement are for convenience only and do not in any way limit or amplify the terms and conditions of this Agreement.

         12.9     Rights to Independent Development.

                  Nothing in this Agreement shall be construed to limit StorageTek's right to independently develop or acquire software which is functionally similar to or related to Standard Product. Supplier acknowledges that StorageTek is also in the business of developing, acquiring, and marketing products and licensing such products to third parties. StorageTek and its Resellers, and any other authorized third parties may distribute and license software that competes with Standard Product.

                  StorageTek acknowledges that it has not received a license to use for such independent development any of Supplier's intellectual property, including patents, and that absent an appropriate license from supplier, StorageTek may not use any Supplier property, including any software and all intellectual property right therein, for such development purposes.

                  Nothing in this Agreement shall be construed to limit Supplier's right to independently develop or acquire software which is functionally similar to or competes with StorageTek products. Supplier acknowledges that it has not received a license to use for such independent development any of StorageTek's intellectual property, including patents, and that absent an appropriate license from StorageTek, Supplier may not use any StorageTek property, including any software and all intellectual property right therein for such development purposes.

                  Supplier reserves the right, in its sole discretion, to alter the STANDARD PRODUCT SPECIFICATIONS and to create new products based upon or incorporating the Standard Product. Such new products may become subject to this Agreement and distributed by StorageTek only upon the mutual agreement of the parties. Supplier further reserves the right, without prior approval from or notice to StorageTek, to make changes to the Standard Product which do not materially and adversely affect overall performance.

         12.10    Trademarks

                  12.10.1 Supplier owns or has an interest in certain trademarks, which shall be either identified below or in one or more notices given to StorageTek from time to time, which will be attached hereto and incorporated herein by reference or notice to StorageTek from time to time.

                             StorageTek shall have no right to use the trademarks referenced above or in such writing in connection with its commercial exploitation of Standard Product without Supplier's prior written approval. StorageTek shall protect Supplier's trademark ownership and interest by using appropriate statutory trademark notices. If any StorageTek Documentation uses Supplier's trademarks, such Documentation must be approved by Supplier prior to publication.

                  12.11.2 StorageTek shall not market Standard Product in any way which implies that the above-identified trademarks are proprietary to StorageTek.

                             StorageTek owns or has an interest in the following trademarks or registered trademarks:

                             StorageTek

                             Nearline

                             Iceberg

                             ACSLS

                             Online

                             Further, StorageTek may select and, thereafter, use as a trademark and potentially obtain trademark registration of a term which will be used to identify Standard Product distributed by StorageTek. StorageTek's selected term shall be identified in writing attached hereto and incorporated by reference into this Agreement. The terms and conditions of this Agreement shall govern Supplier's use of the selected term.

                             Supplier may not use such trademarks in any Documentation or publication unless approval is obtained from StorageTek prior to publication.

                             Supplier shall not use the above-identified trademarks in any way which implies that these terms are proprietary to Supplier.

         12.12    Force Majeure.

                  Neither party shall be liable to the other for failure or delay in the performance of an obligation, except the failure to pay any amount due, if such failure or delay is caused by fire, natural disaster, or other similar event beyond such party's control, provided that such party gives prompt written notice of such condition and resumes its performance as soon as possible, and provided further that the other party may terminate this Agreement if such delay continues for a period of thirty (30) days from the date of the event.

         12.13    Export.

                  Neither party shall export, either directly or indirectly, any Standard Product or system incorporating the Standard Product under circumstances requiring an export license from the United States Government without first obtaining said export license.

         12.14    Corporate Authorization.

                  Each signatory by its execution of this Agreement represents that it has appropriate corporate authority to enter into this Agreement.

         IN WITNESS WHEREOF, THE PARTIES HAVE DULY EXECUTED THIS AGREEMENT.


STORAGE TECHNOLOGY CORPORATION                LSC, INC.

By: /s/ Chris Ciszczon                        By: /s/ J.B.  Balogh
    -------------------------------               ------------------------------
Name: Chris Ciszczon                          Name:    J.B.  Balogh
     ------------------------------                -----------------------------
Title: Subcontract Administrator              Title: President/CEO
     ------------------------------                 ----------------------------
Date: September 15, 1997                      Date: September 16, 1997
     ------------------------------                -----------------------------

                                   SCHEDULE A

                         STANDARD PRODUCT SPECIFICATIONS


         Supplier's published specifications and software description(s)

These STANDARD PRODUCT SPECIFICATIONS may be revised from time to time by Supplier upon notice to StorageTek to reflect changes in the Standard Product and such revisions shall be incorporated into this Agreement.

                       STORAGE AND ARCHIVE MANAGER--SAM-FS

The Storage and Archive Manager (SAM-FS) is a versatile software package that provides cost-effective storage management, archival and retrieval services. SAM-FS automatically and transparently copies files from expensive on-line disk to less expensive automated storage media, and restores the files back on-line as needed. SAM-FS automatically manages available disk capacities at specified thresholds by clearing disk space of copied data.

SAM-FS CAPABILITIES

SAM-FS runs on a Solaris 2.4 or later platform. It presents a transparent interface for the users and provides the following capabilities:

     Archiving - automatically copies files from disk to archival (tape/optical) media.

     Releasing - automatically maintains disk space at specified thresholds by clearing files that have been archived.

     Staging - automatically copies files from archival media to disk.

     Recycling - clears expired archive images from archival media.

Archiving with SAM-FS is different from the normal archiving process which removes both the data and its pointers (metadata) from on-line storage. With SAM-FS, the archiving operation copies the data from on-line disk storage to one or more removable media volumes, leaving the original data and its metadata also on disk storage.

Releasing frees up on-line disk space by removing data that has been archived. Although the data has been removed, the metadata remains on-line. To the user the data appears to remain on-line. When a released file is accessed, SAM-FS automatically stages, or restores, the file to disk cache. For a sequential read of an off-line file, the read operation tracks directly behind the staging operation, enabling the user to start working with the file before the entire file is staged.

As users modify files, archive copies associated with old versions should be purged. The Recycler identifies removable media volumes with a large proportion of expired archive copies, and rearchives the useful data to different volumes. Once the useful data has been rearchived, the volume can be relabeled for reuse, or, if an historical record of file changes is required, the recycled volume can be moved to long-term off-site storage.

AN UNLIMITED FILE SYSTEM

SAM-FS allows for virtually unlimited file system sizes and number of files in each file system. In practice it is limited only by the number of disk partitions that are configured. A SAM-FS file system can expand beyond the traditional limits by allowing a file system to span multiple partitions/disks, and by allowing the file mode information to dynamically grow.

SAM-FS enables file system data to be written across multiple disk partitions through software disk striping.

Another limit associated with a traditional UNIX file system is the total number of files that can be cataloged in the file system. With SAM-FS, directory addressing allows for ~ - 1 files and 2"-1 bytes of disk space per file system. Since the file information (the inodes) are dynamically allocated, the number of files is dictated by the amount of mass storage.

SAM-FS uses 64-bit addressing and can support individual file sizes up to 2" - 1 bytes. A volume overflow feature allows a single archive file to span multiple volumes. Volume overflow is useful for very large files that exceed the capacity of their removable media.

A UFS file system's size is static. With SAM-FS, partitions may be added to the file system, allowing it to grow as needed. SAM-FS file systems are limited only by the number of partitions assigned to that file system and dynamically limited by the storage requirements of the files within that file system.

SAM-FS also provides support for direct network access via ftp, NFS, rcp, telnet, etc.

DEVICE MANAGEMENT

DEVICE CONFIGURATION

SAM-FS supports optical libraries, tape libraries, optical drives, tape drives, magnetic disks and disk arrays. A Master Configuration File specifies the hardware devices to use as disk cache and archive storage devices, and associates media devices, their robot and disk partitions with their file system.

STORAGE FAMILY SETS

A SAM-FS file system can span several partitions/disks. The collection of partitions that make up a file system is known as a storage family set. During initialization of the file system, each partition in the storage family set is labeled to identify the family set to which it belongs.

When a file system is mounted, the storage family set is specified as the mount device, not the disk partitions.

DISK STORAGE ALLOCATION

SAM-FS uses a patented dual storage allocation unit (DAU) mechanism to address the trade-off between good storage utilization and good I/O performance.

     1. A small DAU performs well in a small-file operating environment. Storage utilization is very good, but file fragmentation is high, resulting in very poor access performance for large files (as the file is read, the potential for head repositioning is high, resulting in a degraded transfer rate).

     2. A large DAU performs well in a large-file operating environment with good access performance but poor disk utilization for small files.

SAM-FS uses two DAU sizes to allow good access performance for large files without incurring poor storage utilization for small files. The small DAU is 4096 bytes and the large DAU is 16384 bytes. SAM-FS first maps the file to small DAUs and, if large enough, maps the rest of the file to large DAUs. The result is better performance and more complete usage of the magnetic disk.

To ensure that blocks allocated to a given file are in close proximity of each other, forward allocation is used. When blocks are assigned to a given file it is very probable that the small blocks will be contiguous in the cylinder. Since forward allocation applies to all blocks allocated, the next block will have a high probability of being near the current block. This prevents the overall scattering of a given file's data blocks which results from the immediate use of blocks from deleted files. With forward allocation, blocks from deleted files will be eventually reassigned as a group to new files.

DISK STRIPING

A SAM-FS file system can span multiple partitions by use of software disk striping to improve access to large files. When a file is created, the physical blocks assigned may exist on any disk within the storage family set associated with the file system. It is not a requirement for striped files to exist within a rigid disk assignment order as it is in most striping implementations.

SAM-FS operates as a file system under Solaris 2, and can utilize the mirroring capability provided through Sun's DiskSuite.

REMOVABLE MEDIA

REMOVABLE MEDIA RECORDING AND INTERCHANGE

SAM-FS is designed to process large numbers of varying types of removable media. SAM-FS labels all removable media with standard volume labels. Tapes are labeled following the ANSI standard and optical disks are labeled following the ISO/JEC standard. Each piece of media must be labeled with a unique volume serial name
(VSN). SAM-FS writes all archived data using tar format. The use of tar format preserves the original filename, owner and group in effect at the time the file was archived.

SAM-FS supports the standard UNIX file types of regular file, directory file and symbolic link. In addition, SAJiv1~FS has a file type, designated as a removable media file, which allows users to access data stored on removable media without knowing its physical location. A removable A. media file contains the access and position information that identifies the media and file resident on that volume.

When a user opens a removable media file, SAM-FS requests that the media be mounted Wit is not already mounted. Information written to or read from the file is transparently transferred to or from the appropriate physical device.

The SAM-FS historian tracks media that is exported from a library or from a manually mounted device.

AUTOMATED STORAGE MANAGEMENT

The automated storage management facility of SAM-FS is responsible for managing on-line storage usage of the disk cache and removable media. SAM-FS provides:

- Lights out operation: The Archiver runs periodically when in an automatic storage management mode. When used with media libraries, SAM-FS is able to run without an operator.

- Compartmentalization of file system name space: Compartmentalization is accomplished through the use of archive sets. All archival media are associated with one or more archive sets. Data mobility is attained by assigning an archive set to a distinct collection of media. The media can then be moved to a different SAM-FS system when necessary.

- Support of a heterogeneous storage medium environment: Up to four archive copies of a file can be maintained for each Archive Set. The media for each copy can be different to meet the specific requirements of the owner of the Archive Set.

SAM-FS automated storage management is accomplished by four operations:
Archiving, Releasing, Staging and Recycling.

ARCHIVING

Placing a file in a SAM-FS file system triggers the archiving operation. The Archiver periodically scans each SAM-FS file system, examining the status of the files. SAM-FS automatically makes one archive copy of the file on removable media. To provide additional protection against damage or loss of data, the system administrator can choose to make up to four archive copies simultaneously on a variety of media.

To ensure that files are complete before archiving, the Archiver allows files to age for a period of time (archive age) before archiving the file.

SAM-FS provides for archive sets, which are groupings of files that match criteria such as minimum size, maximum size, owner, group or directory location. Each archive set is associated with a collection of removable media. Archive sets control the destination of the archive copy, wait time before the file is archived, and the length of time to retain the archive copy.

In addition to the default archive time set by the system administrator, the user has the option to:

     1.   Archive a file immediately.

     2.   Never archive a file (super-user only).

The Archiver consists of three programs: archiver, arfind and arcopy. archiver i~ responsible for scheduling the archiving activity. arfind assigns files to be archived to archive sets. arcopy copies the files to be archived to the selected media.

RELEASING

A high and low threshold are used to manage the usage of the disk cache. When disk space exceeds the high threshold, archived files are automatically released until the available disk space reaches the low threshold.

The user has the option to:

     1. Release a file immediately after one or more archive copies are generated.

     2.   Never release the file (super-user only).

     3. Partial release, which retains the first portion of the file on disk cache to avoid unnecessary staging by applications which read only the beginning of the file.

It is possible to fill up the disk cache because writing to magnetic disk occurs at a much greater rate than writing to removable media. If the disk cache is full, writes are suspended until files are archived and disk space is made available by the releaser.

STAGING

Staging is automatically done by default when an off-line file is accessed. For a sequential read of a near-line file, the read operation tracks along directly behind the staging operation. This means that the stage does not have to be complete before the system begins returning data to the user. SAM-FS responds to the user's request when that portion of the file needed to satisf5r the request has been staged back on line.

The user is given the flexibility to:

     1. Stage the file immediately: There is an option to wait or not wait for the stage to complete.

     2. Never stage the file: Some applications randomly access small records from many large files. To facilitate the efficient use of on-line storage and provide quick access to near-line data, a file can be marked with the "never stage" attribute. This means the file will be accessed directly from the removable media. No stage to disk cache is done and the file remains off-line. Direct access allows large near-line databases to be efficiently accessed. Direct access is supported on files which are resident on tape or optical disk.

     3. Stage all the files in a directory when only one file is accessed (Associative Staging-TM- is discussed below).

     4. Prestage the file: For applications which need to access large portions of the data, the file can be pre-staged to disk. Although not a requirement on the part of the user, pre-staging may provide improved usage of device resources by allowing stage requests for files resident on the same archive media to be batched together.

ASSOCIATING FILES

SAM-FS allows you to associate files within a directory in order to reduce manual intervention by the user, speed up access to related files, and reduce robot motion, media shuffling, and media positioning. The two attributes that can be assigned to related files are referred to as Associative Staging and Associative Archiving.

ASSOCIATIVE ARCHIVING-TM-

Associative Archiving is a new attribute of SAM-FS that, when enabled, changes the way the associated files are grouped on the media when archived. The regular method uses an algorithm that packs as many files on the media as possible, thereby making the best use of media capacity (this is default). Associative Archiving allows for faster archival and staging of files that are associated since they are archived together in the same tar image on the media.

ASSOCIATIVE STAGING-TM-

When the Associative Staging attribute is enabled, accessing, and thereby staging a file, causes every file associated with that requested file to be staged as well.

Staging of the initial file proceeds normally, however, the other files with the Associative Staging attribute enabled are also staged; therefore, when the user requests them, they are immediately available.

The Associative Staging feature is optimized when used in conjunction with Associative Archiving.

ARCHIVING VS BACKUP

The differences between archiving and backing up are:

     1. After SAM-FS has archived a file, its alternate copies exist for the life of the file and need not be stored on any other medium, including on-line storage.

     2. The archive mechanism of SAM-FS provides immediate availability of an archived file. Through SAM-FS the operating system views off-line archive storage as an addressable extension of the primary on-line disk storage.

Archiving provides control over data storage costs and vulnerability. Archived data residing in off-line storage no longer needs to remain on-line. Files archived by the system can be considered backed up. Short-term and often-referenced data can be stored on-line on disk, and long-term data stored either on tape or optical disk.

Backup systems make a snapshot of the current state of the file system. Recovery of a file (usually due to loss) involves an extraction process which copies the file from the backup media on to on-line storage. SAM-FS provides a backup utility samfsdump for backing up metadata.

DATA INTEGRITY

PROTECTING DATA

SAM-FS provides a framework to help protect data against accidental loss:

     -    Supports disk arrays for on-line storage.

     - Archives data in standard tar format. tar stands for tape archive and is an open, non-proprietary standard for archiving. Almost all UNIX systems can read data written in tar format. Because all SAM-FS data is recorded to removable media in tar format, it is easy to access in a disaster recovery situation with or without the SAM-FS software.

     - Makes up to four simultaneous archive copies for on-site and off-site storage.

     -    Allows multiple media types for each of the archive copies.

     - Automatically archives files to distinct media sets for redundant off-site storage.

     -    Immediately detects files damaged due to disk failure.

     - Checksum verification feature enables users to determine if files have been modified during the time they were archived to removable media.

RECOVERY FROM DISK FAILURE

When a disk fails, SAM-FS is capable of recovering all archived data.

With SAM-FS the recovery from a disk failure is very quick, usually a matter of minutes. All that is needed to recover is to reload the metadata on a new disk using the samfsrestore utility. The archived data on removable media is complete and does not have to be staged into the new disk.

If the file is not archived, the data resident on the magnetic disk is lost. The file is marked as "damaged." A damaged file notifies end users that their file is unusable and should be recreated. A damaged file can only be removed. Detection of damage at the time the incident occurs significantly increases the chances that the lost data can be recovered, reconstructed or regenerated by other means.

SYSTEM ARCHITECTURE

SAM-FS software contains a file system module, system processes, graphical administrative tools, system administrator commands and user commands. Within the Solaris operating system, SAMFS uses a portion of shared memory to manage the SAM-FS file systems. Commands and processes reference the shared memory segment to manage the data. Figure 1 shows the structure of SAM-FS.


               [DIAGRAM OF ADMINISTRATOR INTERFACE AND PROCESSES]

Figure 1--SAM-FS structure

FILE SYSTEM

SAM-FS uses the Solaris virtual file system (vfs) interface. All requests for SAM-FS resident files are first intercepted by the kernel, as with any file request. The file is identified as SAM-FS resident and the request is passed to SAM-FS.

SYSTEM PROCESSES

SAM-INIT

The SAM-FS master process is sam-init. It is automatically started by the first mount of a SAM-FS file system, and controls the removable media processes: robots and scanner. robots manages robotically mounted media and scanner manages manually mounted media. sam-init also controls the archive process, archiver; the release process, releaser; the associative staging process, stageall; the recycling process, recycler; and the remote request server, rpc.sam.

SCANNER

All manually-loaded peripheral devices are monitored by the device scanner, as is the media request queue. When the scanner observes the presence of requested media on a particular device (depending upon access restrictions that are currently imposed) the device scanner instructs SAMFS to connect the device with the open file that is requesting the media. At this point the job is awakened and processing continues. The device remains assigned until the file is closed.

MEDIA LIBRARIES

The media library manager manages requests for media, maintains an inventory of media in the library and manages the movement of media between storage slots and drives. Media libraries are considered to be family set devices. A library and the drives contained within the library are members of the family set. The media library manager monitors the request queue, and schedules the automatic mounting of requested media including the issuing of robotic motion-control instructions to the device. Once the media is present on one of the member drives, the media library manager detects it and completes the connection between user and device. Upon completion, the device retains the media for future use, until files on another media are requested.

ARCHIVER

The Archiver selects files to be copied onto their targeted removable media. All archived files are recorded in tar format to ensure data compatibility and mobility with other Solaris and non-Solaris systems.

Each file system is logically organized into archive sets. The archive sets allow grouping files together for copying to removable media. There is no software limit imposed on the number of archive sets.

RELEASER

The releaser attempts to release the disk space of archived files on a file system until the low-water mark is reached. The releaser is started automatically when the disk cache reaches the high-water mark. A weighting factor is used to determine which files should be released first.

The releaser builds an ordered list of the files that have been archived. The position of a file in the list is determined by a priority based on file size and the age since last accessed or modified. Starting at the top of the list, the disk space used by each file is released until the low-water mark has been reached. If the list is exhausted before the low-water mark is reached, the process is repeated.

RECYCLER

When a library exceeds its high threshold, the Recycler searches for media with small amounts of useful data, copies the useful data to other media and recycles the original medium using the same VSN, freeing up the VSN for reuse.

WINDOW-BASED ADMINISTRATIVE (GUI) TOOLS

SAM-FS provides X Window System based graphical user interface tools for managing and viewing information about the libraries, devices, and pending mount requests associated with SAM-FS. These tools provide a simple point-and-click interface for specifying the type of information to be displayed and the actions to be performed.

The available tools are samtool, robottool, devicetool and previewtool. samtool acts as a launcher program, providing a simple interface for starting the other tools; it also contains on-line help, displaying a brief description of each of the tools. devicetool displays information about and manages individual devices. Mount requests are displayed and can be cleared using previewtool. robottool displays information about and manages media libraries.

robottool presents a graphical user interface for viewing information about and managing the media libraries associated with SAM-FS. When a library is selected, the VSN catalog and devices associated with that library are displayed, and the buttons for the commands appropriate to the selected library and its state become active. The possible actions are Full Audit, Change State, Import Media, and Unload. Selecting Full Audit causes an audit of every VSN in the library to be performed. Change State is an abbreviated menu button used to change the state of the library. Possible states are on, idle, off and down. Import Media tells the library to take in the piece of media that is placed in its mailbox. Selecting Unload causes the library to unload the piece of media that is currently in the device.

devicetool, presents a graphical user interface for viewing information about and managing individual devices associated with SAM-FS. When a device is selected, the buttons for actions appropriate for that device type are activated below the display. Possible actions are Change State, Unload, Audit, and Label.

previewtool is a graphical user interface for viewing and managing pending mount requests. A curses-based command, samu, is provided for displays that do not support X. Functionality of each of the GUIs is incorporated into samu.

SYSTEM ADMINISTRATOR COMMANDS

SAM-FS provides the system administrator with several commands to administer the file system and manage removable media. Some of these commands are shown in Figure 2.


-------------------------- -------------------------------------------------------------------------------------------
COMMAND                    DESCRIPTION
archive_audit              Generate an audit of all archived files by media type and VSN.

export                     Export media from a library.

import                     Import media from a library.

itemize Generate a list of files catalogued on a given optical disk or tape. Also generate a list of optical disks or tapes cataloged in a library.

odlabel                    Label optical media.

tplabel                    Label tape media.

samdev                     Add /dev/samst entries for media libraries, optical disk and tape drives attached to the system.

samfsdump                  Dump file control structure data.

samfsrestore               Restore file control structure data.

sammkfs                    Construct a new samfs file system.

samu                       Execute SAM-FS operator utility.

unarchive                  Delete archive entries.
-------------------------- -------------------------------------------------------------------------------------------

Figure--2-SAM-FS system administrator commands

USER COMMANDS

To support the SAM-FS data storage environment, a number of new commands have been added to the standard UNIX command interface. Other standard commands have been enhanced to encompass the added SAM-FS features. Figure 3 summarizes the additional commands which augment the standard command interface presented to the user.


-------------------------- -----------------------------------------------------------------
COMMAND                    DESCRIPTION
archive                    Copy files from magnetic disk cache to removable media.

release                    Release the disk space of archived files.

request                    Create a removable media file.

sfind                      Search for files in a directory hierarchy.

sls                        List directory contents.

stage                      Stage archived files from removable media to magnetic disk cache.
-------------------------- -----------------------------------------------------------------

Figure 3--SAM-FS commands added to the UNIX command interface

OPERATOR PRIVILEGE LEVELS

Administrators can create an operator group with defined permissible operator tasks. This operator group is not super-user privileged, but has the ability to perform operator-type functions, such as clearing tape mount requests and changing device states.

APPLICATION PROGRAMMER INTERFACE (API)

The API allows SAM-FS requests to be made from within an application program and, optionally from another machine on the network.

When a request is made, the process or program making the request is the CLIENT process or program, running on the CLIENT machine. The requests are received and processed by the SERVER, running on the SERVER, or HOST machine. For SAM-FS the server machine is always the machine where SAM-FS is running.

Two API libraries are available with SAM-FS: libsam and libsamrpc. The library calls in libsam do not do network communications; they make local requests only. Each library call makes a system call, and the server is the local operating system.

The library calls in libsamrpc use Remote Procedure Calls (RPC) to communicate with a special server process. Because of the RPC mechanism, the client and server can exist on the same machine or on differing machines in the network. The server process always runs on the machine where SAM-FS is running.

STANDARDS CONFORMANCE

SAM-FS is designed to incorporate standard technology. Not only does this protect customer investment, it also provides the greatest possible connectivity and media interchange with other computing environments.

     -    Sun Solaris is the host operating system.

     - Tape media is labeled according to ANSI standards. Optical media is labeled according to ISO/IEC standards. SAM-FS written media can be read on other systems including non-UNIX systems.

     - Archive copies are written in tar format, preserving not only data but also the original path name, ownership and access control. tar is a universal interchangeable recording format with all UNIX systems, and has translators capable of reading tar images on many non-UNIX systems.

     - File operations (e.g., open, read, write, close, etc.) are transparent for on-line magnetic disk files, off-line archive files, or removable media.

     - Standard network protocols and applications (e.g., FTP, NFS, rcp, etc.) are supported.

     -    A wide range of disk, tape and optical peripherals are supported.

                                    GLOSSARY


------------------------------ -------------------------------------------------
Archiver                       The archive program, which automatically controls
                               the archiving of files to removable media.
------------------------------ -------------------------------------------------
Archive Storage                Copies of file data that have been created on
                               removable media for the purpose of long-term
                               off-line storage.
------------------------------ -------------------------------------------------
Backup Storage                 A snapshot of a collection of files for the
                               expressed purpose of preventing inadvertent
                               loss. A backup includes both the file's
                               attributes as well as the file's associated
                               data.
------------------------------ -------------------------------------------------
DAU                            Disk Allocation Unit. A basic unit of on-line
                               storage. The SAM-FS uses two sizes; a small
                               (4096 bytes) and a large (16384 bytes).

------------------------------ -------------------------------------------------
Device Scanner                 A function of SAM-FS that periodically monitors
                               the presence of all SAM-FS manually-mounted
                               removable devices and detects the presence of
                               mounted media that may be requested by a user or
                               other process.
------------------------------ -------------------------------------------------
Devicetool                     SAM-FS administrative tool with graphical user
                               interface for viewing information about and
                               managing individual devices.
------------------------------ -------------------------------------------------
Disk  Striping                 The process of recording a file across several
                               disks, thereby improving access performance and
                               increasing overall storage capacity.
------------------------------ -------------------------------------------------
Direct Access                  A file attribute that designates that a near-line
                               file can be accessed directly from the archive
                               media and need not be staged on-line for access.
------------------------------ -------------------------------------------------
Directory                      A file data structure pointing to other files
                               and directories within the file system.
------------------------------ -------------------------------------------------
Thresholds                     Thresholds that define the desirable available
                               storage window for on-line storage. These
                               thresholds instruct and set the storage goals for
                               the releaser.
------------------------------ -------------------------------------------------
Family Set                     A storage set that is represented by a group of
                               independent devices such as a collection of
                               disks, or the drives mounted within a media
                               library.
------------------------------ -------------------------------------------------
File System                    A hierarchical collection of files and
                               directories. The file system is a common contact
                               point for the user and influences the user's view
                               of the operating system.
------------------------------ -------------------------------------------------
FTP                            File Transfer Protocol. An Internet protocol for
                               transferring files between two hosts over a
                               TCPIJP based network.
------------------------------ -------------------------------------------------
Inode                          Index Node. A data structure used by the file
                               system to describe a file. An inode describes
                               all the attributes associated with a file such
                               as ownership, and where the file is allocated on
                               the disk system.
------------------------------ -------------------------------------------------
Inode File                     A special file on the SAM-FS that contains the
                               mode structures for all files resident in the
                               file system.
------------------------------ -------------------------------------------------
Kernel                         The central controlling program that provides
                               basic system facilities. The UNIX kernel creates
                               and manages processes, provides functions to
                               access the file system, provides general
                               security, and supplies communication facilities.
------------------------------ -------------------------------------------------



------------------------------ -------------------------------------------------
MCF                            Master Configuration File. A file that is read
                               at initialization time and defines the device
                               topology for a SAM-FS server.
------------------------------ -------------------------------------------------
Media Library                  A robotically-controlled device designed to
                               automatically load and unload removable media
                               without operator intervention.
------------------------------ -------------------------------------------------
Media Recycling                The process of recycling or reusing archive media
                               with low utilization. This is media with few
                               active files.
------------------------------ -------------------------------------------------
Name Space                     The portion of a collection of files that
                               identifies the file, its attributes and its
                               storage locations.
------------------------------ -------------------------------------------------
Near-line Storage              Storage that is removable and requires
                               robotic-mounting before it can be accessed.
                               Near-line storage is usually less expensive than
                               on-line storage but requires a somewhat longer
                               access time.
------------------------------ -------------------------------------------------
NFS                            Network File System. A file system/protocol
                               which allows a UNIX file system to be remotely
                               mounted via a network.
------------------------------ -------------------------------------------------
Off-line Storage Off-          Storage that requires operator intervention for
site Storage                   mounting.
------------------------------ -------------------------------------------------
On-line Storage                Storage that is located remote from the primary
                               storage facility and is used for disaster
                               recovery planning.
------------------------------ -------------------------------------------------
Optical Disk                   Storage that is immediately available, such as
                               disk storage. A removable storage medium that is
                               written and read with laser beams.
------------------------------ -------------------------------------------------
Previewtool                    SAM-FS administrative tool with graphical user
                               interface for viewing and managing pending mount
                               requests.
------------------------------ -------------------------------------------------
Releaser                       The disk space releaser program, which
                               automatically controls the amount of on-line disk
                               storage to high and low thresholds.
------------------------------ -------------------------------------------------
Removable Media File           A special type of user file used to access
                               removable media such as magnetic tape or optical
                               disk.
------------------------------ -------------------------------------------------
Robottool                      SAM-FS administrative tool with graphical user
                               interface for viewing and managing media
                               libraries.
------------------------------ -------------------------------------------------
RPC                            Remote Procedure Calls. The underlying data
                               exchange mechanism used by NFS. It can be used
                               to implement any custom network data server.
------------------------------ -------------------------------------------------
samfsdump                      Samfsdump creates a control structure dump.
                               samfsdump copies all the control structure
                               information for a given group of files. It is
                               analogous to the UNIX tar utility, but it does
                               not copy any data.
------------------------------ -------------------------------------------------
samfsrestore                   samfsrestore restores a control structure dump.
------------------------------ -------------------------------------------------
samtool                        SAM-FS administrative tool with graphical user
                               interface for starting robottool, devicetool and
                               previewtool.
------------------------------ -------------------------------------------------
SCSI                           Small Computer System Interface. An electrical
                               and communication specification commonly used
                               for peripheral devices.
------------------------------ -------------------------------------------------


------------------------------ -------------------------------------------------
Staging                        The process of copying a near-or off-line file
                               from its archive storage back onto on-line
                               storage.
------------------------------ -------------------------------------------------
Storage Family Set             A set of disks that are collectively represented
                               by a single disk family device.
------------------------------ -------------------------------------------------
tar                            Tape ARchive. A standard file/data recording
                               format used by SAM-FS for archive images.
------------------------------ -------------------------------------------------
TCP/IP                         Transmission Control Protocol/Internet Protocol.
                               The Internet protocols responsible for
                               host-to-host addressing and routing and packet
                               delivery (IP), and reliable delivery of data
                               between application points (TCP).
------------------------------ -------------------------------------------------
SAM-FS                         The LSC Storage and Archive Manager File System.
                               SAM-FS controls the access to all files stored
                               and all devices configured in the MCF.
------------------------------ -------------------------------------------------
VSN                            Volume Serial Name. A logical identifier for
                               magnetic tape and optical disk that is written
                               in the volume label.
------------------------------ -------------------------------------------------
WORM                           Write Once Read Many. A storage classification
                               for media that can be written only once, but can
                               be read many times.
------------------------------ -------------------------------------------------

                                   SCHEDULE B

                                ESCROW AGREEMENT

                            SOFTWARE ESCROW AGREEMENT

                      Licensor Account Number______________


This Software Escrow Agreement ("Agreement') is effective this ___ day of _____, 1997 ("Effective Date"), by and among Data Securities International, Inc. ("DSI") and Storage Technology Corporation ("Licensee") and LSC, Inc. ("Licensor").

Licensor and Licensee hereby reference the terms and conditions contained in that certain. Software Distribution Agreement and associated schedules (collectively referred to herein as "License Agreement") which is dated __________, ____, 1997, and is by and between Licensor and Licensee. Licensor and Licensee acknowledge that DSI has no knowledge of the terms and conditions contained in the License Agreement and that DSI's only obligations shall be as set forth herein or in any other writing signed by DSI, Licensor and Licensee.

Notices, invoices and other communications to Licensee should be sent to:

Storage Technology Corporation
Attention:  Designated Representative (purchasing manager)
2270 South 88th Street- MS 5236
Louisville, Colorado 80028-5236
(303) 673-5151

All contracts, deposit materials and notices to DSI must be sent to:

Data Securities International, Inc.
Attention:  Contract Administration
6165 Greenwich Drive, #220
San Diego, California 92121
(619) 437-5199

Notices, invoices and other communications to Licensor should be sent to:

Licensor:         LSC, Inc.
Address:          4211 Lexington Avenue North
                  Saint Paul; MN 55126

Designated Representative:  Chief Executive Officer
Phone:  (612) 482-4535

WHEREAS, Licensee has entered into the License Agreement with Licensor for the use of certain object code versions of software.

WHEREAS, availability of or access to Licensor's source code, design information and other technical information as further defined herein ("Proprietary Data") is critical to Licensee in the conduct of its business in the event that Licensor cannot or does not support the software as provided in the License Agreement, and also for the purpose of creation of similar escrows for the benefit of Licensee's customers for release should Licensee file for liquidation under Chapter 7 of the Bankruptcy Code; and

WHEREAS, Licensor has deposited with DSI the Proprietary Data to provide for retention and. controlled access by Licensee and/or Licensee's customers under the conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby. acknowledged, and in consideration of the promises, mutual covenants and conditions contained herein, the parties hereto agree as follows:

                                    ARTICLE 1

DEPOSIT. The "Deposit" consists of all Proprietary Data deposited by Licensor to DSI as specified by the accompanying document(s) called a "Description of Deposit Materials" hereinafter referred to as Exhibit B which may consist of more than one page.

SUPPLEMENTAL DEPOSIT. A "Supplemental Deposit" will include any Proprietary Data added to the Deposit. Licensor will submit the Supplemental Deposit accompanied by an additional Exhibit B to DSI. Within ten (10) days of acceptance by DSI of such Supplemental Deposit, DSI shall notify Licensee by issuing to Licensee a copy of the additional Exhibit B.

DEPOSIT CHANGES. Pursuant to this Agreement the Licensor shall have the right to update the Deposit with Supplemental Deposits ("Deposit Change") throughout the existence of the escrow. DSI shall be under no obligation to process Deposit Changes for which the service fees have not been paid. Licensee will pay all fees to DSI under this Agreement, including service fees for Deposit Changes, and Licensor shall have no liability for DSI's refusal to accept a Deposit Change for which service fees have not been paid.

UPDATING OBLIGATIONS. Licensor agrees to perform a Deposit Change on a regular basis, not to exceed one update per calendar quarter, to ensure that the Deposit is substantially in conformance with the then current version of the software.

EXHIBIT A. Certain documents containing additional terms and conditions are attached hereto as Exhibit A.

CUSTOMER ESCROWS. Upon receipt of an escrow agreement between Licensee, any of its customers and DSI in the form of Exhibit C hereto, and only in that form, DSI is hereby authorized to create a copy of the Deposit for such escrow agreement. Any changes to any part of that form (other than contact names and addresses) must be approved in advance by Licensor. Licensor hereby grants to DSI the right to perform DSI's obligations as set forth in the form of escrow agreement attached hereto as Exhibit C. Within fifteen (15) days of entering into any such escrow agreement, DSI shall send by certified mail to Licensor a copy of such escrow agreement. Upon receipt of notice that Licensee has assigned any of its rights under the License Agreement, or upon expiration of this Agreement, DSI shall no longer be authorized to, and shall not, create a copy or copies of the Deposit for any such escrow agreements entered into after the date of receipt of such notice. The parties acknowledge and agree that Licensor shall have the rights afforded to suppliers under such escrow agreements including Articles 5,7 and 12 of such agreements. Without limiting the preceding sentence, DSI specifically agrees to protect Licensor's interests in the Deposit and to give Licensor all notices or copies as provided in such escrow agreements and to refrain from releasing the Deposit in the event of the receipt of contrary instructions from Licensor under such escrow agreements.

                                    ARTICLE 2

OBLIGATIONS OF DATA SECURITIES INTERNATIONAL, INC. DSI has established a receptacle(s) in which it has placed the Deposit and has put the receptacle under the control of one or more of its officers, selected by DSI, whose identity shall be available to Licensor and Licensee at all times to ensure the security of the Deposit and to prevent unauthorized access to the Deposit. DSI shall exercise that high level of care in carrying out the terms of this Agreement as DSI would use to protect items of this nature which DSI might own.

If the Exhibit A permits verification of the Deposit and if Licensee separately contracts and pays for verification, DSI shall perform verification services to determine the accuracy and completeness of the Deposit as described in Exhibit A, and the sufficiency of such Deposit to permit persons experienced in the business of software support and maintenance and having the appropriate level of technical skill, including familiarity with UNIX and other required languages, to adequately support and maintain the software products which comprise the Deposit.

Unless separately agreed to by DSI as provided for hereunder, DSI shall bear no obligation or responsibility whatsoever to determine the completeness or accuracy of the Deposit or whether or not the materials contained in the Deposit are or are not Proprietary Data as contemplated herein.

                                    ARTICLE 3

TERM OF AGREEMENT. This Agreement will have an initial term of one year, commencing on the Effective Date of this Agreement . This Agreement may be renewed for additional one-year periods upon payment by Licensee of the fees due DSI. In the event that the renewal fees are not received within thirty (30) days before the expiration date, DSI shall so notify in writing Licensor and Licensee of Licensee's failure to pay the renewal fee. If the renewal fees are not received within thirty (30) days after the notice was delivered, this Agreement will expire without further notice and without liability to any other party.

RENEWAL FEES. In the event that Licensee pays the renewal fees pursuant to the notice of the thirty (30) day expiration of the renewal period, DSI shall notify Licensor. If Licensor is of the opinion that any necessary condition for renewal contained in this Agreement or the License Agreement has not been met, Licensor may so notify DSI and Licensee in writing. Any resulting dispute as to the occurrence of the condition will be resolved pursuant to the Dispute Resolution Process defined in the Exhibit.

                                    ARTICLE 4

DISPOSITION OF DEPOSIT ON TERMINATION. In addition to termination for nonpayment of fees as provided in Article 3, this Agreement will terminate upon the receipt of joint instructions from Licensee and Licensor or upon the release of the Deposit to Licensor under Articles 5 and 6. Upon termination of this Agreement upon receipt of joint instruction, DSI shall destroy, return, or otherwise deliver the Deposit in accordance with such instructions. Upon termination for nonpayment, DSI shall return the Deposit to Licensor.

SURVIVAL. Upon termination of this Agreement and disposition of the Deposit as set forth above, all duties of DSI shall terminate except the duties to Licensor and Licensee of confidentiality.

                                    ARTICLE 5

FILING FOR RELEASE OF DEPOSIT BY LICENSEE. Licensee shall have the right to file for the release of the Deposit by delivering to DSI an affidavit executed by an executive officer of Licensee stating that a "Release Condition" (as defined in Exhibit A) has been met. If DSI receives an affidavit asking for release of the Deposit from Licensee, DSI shall so notify Licensor by certified mail, return receipt requested, or commercial express courier service, with a copy of the notice from Licensee. DSI also agrees to immediately attempt to notify Licensor by telephone of the Deposit release request. If Licensor provides contrary instruction as defined in this Article within ten (10) working days of the delivery, or attempted delivery with appropriate documentary evidence of such, of the notice to Licensor, DSI shall not deliver a copy of the Deposit to the Licensee.

CONTRARY INSTRUCTION. For the purpose of this article, contrary instruction means the filing of an affidavit or declaration executed by an officer of Licensor or Licensee, as the case may be, or a corporate officer's designated representative with DSI stating that a Release Condition has not occurred or that the Release Condition has been cured. The party filing the affidavit shall send a copy of said affidavit or declaration by certified mail to the party whose rights in the Deposit would be affected. Upon receipt of contrary instruction, DSI shall not deliver a copy of the Deposit and shall continue to retain the Deposit until otherwise directed by Licensee and Licensor jointly or until resolution of the dispute as to the occurrence of a Release Condition pursuant to the Dispute Resolution Process as defined in the Exhibit A or by a court of competent jurisdiction has occurred.

Filing for Return of Deposit by Licensor and Termination of Escrow. Licensor shall have the right to file for the return of the Deposit and termination of the escrow by delivering to DSI an affidavit executed by an executive officer of Licensor stating that a "Release Condition" (as defined in Exhibit A) required for the release of the Deposit to Licensor and termination of the. Escrow has been met. If DSI receives an affidavit asking for release of the from Licensor, DSI shall so notify Licensee by certified mail, return receipt requested, or commercial express courier service, with a copy of the notice from Licensor. DSI also agrees to immediately attempt to notify Licensee by telephone of the Deposit release request. If Licensee provides contrary instruction as defined in this Article within ten (10) working days of the delivery, or attempted delivery with appropriate documentary evidence of such, of the notice to Licensee, DSI shall not deliver a copy of the Deposit to Licensor.

                                    ARTICLE 6

RELEASE OF DEPOSIT TO LICENSEE. In the event that DSI does not receive contrary instruction with respect to a request for release filed by Licensee as defined in Article 5, DSI is authorized to release the Deposit to Licensee. Fees will be paid by the Licensee for copying and distribution.

Licensee agrees that the Deposit, upon release to Licensee, shall be subject to the limited license granted in the License Agreement for use of the Deposit. No ownership right to the Deposit shall be transferred to Licensee upon release, and all confidentiality obligations shall apply. Licensee may only use the Deposit in accordance with the terms and conditions of the License Agreement.

Licensor grants to DSI the irrevocable right to copy or reproduce the Deposit as it exists at the time of the request for release of the Deposit. DSI may exercise the above rights only in furtherance of its obligations under this Agreement.

RELEASE OF DEPOSIT TO LICENSOR. In the event that DSI does not receive contrary instruction with respect to a request for release filed by Licensor as defined in Article 5, DSI is authorized to and will release the Deposit to Licensor.

RELEASE FEES. In no event will the release fees for one party contain any unpaid amounts previously due to DSI from the other party.

                                    ARTICLE 7

NON-DISCLOSURE. Except as provided in this Agreement, DSI agrees that it shall not divulge, disclose, make available to third parties or make any use whatsoever of the Deposit or any associated Deposit information, including all information concerning the Licensee or Licensor received in connection with this Agreement or associated Exhibits, without the express written consent of Licensor with respect to the Deposit and other Licensor information, or Licensee with respect to Licensee information. This obligation shall survive the termination of this Agreement.

                                    ARTICLE 8

INDEMNIFICATION. Except as provided for below, Licensor and Licensee, both jointly and severally, agree to defend and indemnify DSI and hold DSI harmless from and against any and all claims, actions and suits, and from and against any and all counsel fees, liabilities, losses, damages, costs, charges, penalties and other expenses of any nature (including, without limitation, settlement costs) incurred by DSI on account of any act or omission of DSI in respect to or with regard to this Agreement. The above obligations to indemnify, defend and hold harmless shall not apply to any action or damages arising from DSI's breach of Articles 2 or Article 7 or arising from DSI's negligence in the performance of its duties.

                                    ARTICLE 9

DESIGNATED REPRESENTATIVE. Licensor and Licensee agree to designate one individual to receive notices from DSI and to act on behalf of Licensor or Licensee with respect to the performance of their respective obligations as set forth in this Agreement, which representative may be changed from time to time by giving notice to the other parties.

AUTHORIZATION TO ACT. DSI may act in reliance upon any instruction, instrument, or signature believed to be genuine and sent by the Designated Representatives to DSI. Instructions, instruments and signatures from an individual other than the Designated Representatives must be accompanied by a copy of a written document signed by the Designated Representative or an officer of the Licensor or Licensee which states that the individual is authorized to issue instructions under this Agreement.

                                   ARTICLE 10

FEES. Licensee will pay all fees due hereunder, except that Licensor shall pay the release fee assessed by DSI with respect to the return of the Deposit to Licensor. DSI's current fees are set forth in Exhibit A. DSI may change its fees prospectively by giving reasonable notice to the parties.

                                   ARTICLE 11

GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado.

ENTIRE AGREEMENT. This Agreement, including the Exhibits and License Agreement referenced herein, constitutes the entire agreement between the parties concerning the subject matter hereof and will supersede all previous communications, representations, understandings or agreements, either oral or written, between the parties.

SEVERABILITY. If any provision of this Agreement is held by any court to be invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force.

Storage Technology Corporation                 Data Securities International
Licensee                                       DSI

By:                                            By:
   -----------------------------------            -----------------------------
(Signature)                                    (Signature)

--------------------------------------         --------------------------------
(Printed Name)                                 (Printed Name)

--------------------------------------         --------------------------------
(Title)                                        (Title)

--------------------------------------         --------------------------------
(Date)                                         (Date)


LSC, Inc.
Licensor

By:
   -----------------------------------
(Signature)

--------------------------------------
(Printed Name)

--------------------------------------
(Title)

--------------------------------------
(Date)

                                    EXHIBITS
                                     TO THE
                     SOFTWARE ESCROW AGREEMENT ("Agreement")
                                 BY AND BETWEEN
                      DATA SECURITIES INTERNATIONAL ("DSI")
                                       AND
                   STORAGE TECHNOLOGY CORPORATION ("Licensee")
                                       AND

                             LSC, INC. ("Licensor")

The parties hereby agree that the following, Exhibits A, B and C are made a part of the Agreement identified above:

         A.a.     Dispute Resolution Process
         A.b.     Release Conditions
         A.c.     Provision for Verification
         A.d.     Fees
         B.       Description of Deposit Materials
         C.       Form of Licensee/Customer Escrow




Storage Technology Corporation                 Data Securities International
Licensee                                       DSI

By:                                            By:
   -----------------------------------            -----------------------------
(Signature)                                    (Signature)

--------------------------------------         --------------------------------
(Date)                                         (Date)

LSC, Inc.
Licensor

By:
   -----------------------------------
(Signature)

--------------------------------------
(Date)

                                  EXHIBIT A.a.

Account Number
              -----------------------

                           DISPUTE RESOLUTION PROCESS

DISPUTES. In the event of a dispute arising under the Agreement, DSI shall notify Licensor and Licensee in writing. Such dispute will be settled by arbitration in accordance with the rules of the American Arbitration Association in San Diego, California. Licensor and Licensee will each select one arbitrator and a third arbitrator will be selected unanimously by the two arbitrators selected by the parties. If the two arbitrators selected by the parties are unable to select the third arbitrator within ten (10) days of the filing of a demand or submission for arbitration, the parties will consent to the selection of the third arbitrator by the San Diego, California office of the American Arbitration Association. Unless otherwise mutually agreed to by Licensor and Licensee, arbitration will take place at San Diego, California. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such cases all documents, testimony, and records will be received, heard, and maintained by the arbitrators in secrecy under seal, available for inspection only by the parties and their respective attorneys and experts, who will agree in advance and in writing, to receive all such information in confidence and to maintain such information in secrecy until the information becomes generally known through no fault of the parties or arbitrators. All fees owed to DSI will be paid prior to the arbitrators rendering their decision. Judgment upon the award may be entered in any court having jurisdiction thereof.



Storage Technology Corporation                 Data Securities International
Licensee                                       DSI
By:                                            By:
   -----------------------------------            -----------------------------
(Signature)                                    (Signature)

--------------------------------------         --------------------------------
(Date)                                         (Date)

LSC, Inc.
Licensor
By:
   -----------------------------------
(Signature)

--------------------------------------
(Date)

                                  EXHIBIT A.b.

Account Number
              -----------------------

                               RELEASE CONDITIONS

                Release Conditions. The term "Release Conditions" when used with respect to the release of a copy of the Deposit to Licensee shall mean:

1. If Licensor ceases its regular course of business or offering of the software identified in the License Agreement without providing for ongoing support of such software (including periodic introduction of features);

2. If Licensor fails to provide a copy of the source code in support of Licensee's obligation to release source code to government agencies or any other party requiring source code for escrow purposes, providing that the terms of such source code escrow agreements shall be in accordance with Section 3.6 of the License Agreement; and

3. If Licensor fails to perform its obligations as set forth in Section 11 and Schedule C of the License Agreement, and fails to cure in accordance with Schedule C thereof.

Release Conditions for Return of the Deposit to Licensor. The term "Release Conditions" when used with respect to the return of the Deposit to Licensor shall mean:

1. Termination of the License Agreement either by mutual consent or by Licensor, with no continuing obligation on the part of Licensor to provide support to Licensee for the software, all as set forth in the License Agreement.


Storage Technology Corporation                 Data Securities International
Licensee                                       DSI

By:                                            By:
   -----------------------------------            -----------------------------
(Signature)                                    (Signature)

--------------------------------------         --------------------------------
(Date)                                         (Date)

LSC, Inc.
Licensor

By:
   -----------------------------------
(Signature)

--------------------------------------
(Date)

                                  EXHIBIT A.c.

Account Number
              ----------------------

                           PROVISION FOR VERIFICATION

VERIFICATION RIGHTS. If requested by Licensee, Licensor grants to DSI the right to verify the Deposit for accuracy, completeness and sufficiency. Accuracy and completeness shall be determined by comparing the Deposit with the then-current Description of Deposit Materials.

Sufficiency shall be mean whether a person experienced in the business of software support and maintenance and having the appropriate level of technical skill, including familiarity with UNIX and other required languages, can adequately support and maintain the software products which comprise the Deposit. Licensor hereby also permits DSI to verify, audit and inspect the Deposit to confirm the quality of the Deposit, i.e., whether the Deposit is physically degraded or not, for the benefit of Licensee. Upon request by either Licensee or Licensor, DSI will issue copies of the verification report to Licensee and Licensor. Such report shall not disclose the content of the Deposit to Licensee, it being understood that the Deposit shall be maintained in confidence and not disclosed to Licensee until(if ever) released to Licensee under this Agreement.

USE OF LICENSOR'S FACILITIES. In the event that Licensee has separately contracted with DSI for verification of the Deposit, Licensor hereby grants DSI, free of charge, the right to use the facilities of Licensor, including its computer systems and available technical and support personnel necessary for DSI to perform such verification. Such verification shall be done at a time and in a manner which is to be reasonably specified by Licensor so as to minimize interference with Licensor's operations.

Licensor shall have the right to assess Licensee a reasonable charge if Licensor's facility, equipment or personnel are used in performing a Deposit verification. Licensor shall be notified of and have the right to approve or reject the proposed date or time of any verification and to propose an alternative. Such approval shall not be unreasonably withheld.


Storage Technology Corporation                 Data Securities International
Licensee                                       DSI

By:                                            By:
   -----------------------------------            -----------------------------
(Signature)                                    (Signature)

--------------------------------------         --------------------------------
(Date)                                         (Date)

LSC, Inc.
Licensor

By:
   -----------------------------------
(Signature)

--------------------------------------
(Date)

                                   EXHIBIT A.d

Account Number
              ----------------------

                                      FEES

                                    EXHIBIT B


Account Number
              ----------------------

                        DESCRIPTION OF DEPOSIT MATERIALS







LSC, Inc.                                     Data Securities International
Licensor                                      DSI

By:                                           By:
   -----------------------------------           -------------------------------
(Signature)                                   (Signature)

--------------------------------------        ----------------------------------
(Date)                                        (Date)

                                    EXHIBIT C

Account Number
              ----------------------

           FORM OF ESCROW AGREEMENT BETWEEN LICENSEE AND ITS CUSTOMER

                            SOFTWARE ESCROW AGREEMENT
                           [FOR USE WITH LSC SOFTWARE]

                    Licensor Account Number__________________


This Software Escrow Agreement ("Agreement') is effective this ______ day of , 1999 ("Effective Date"), by and between Data Securities International, Inc. ("DSI") and Storage Technology Corporation ("Licensor") and
__________________________ ("Licensee").

Licensor and Licensee hereby reference the terms and conditions contained in that certain software license agreement and associated schedules (collectively referred to herein as "License Agreement") which is dated ___________________ and is by and between Licensor and Licensee. Licensor and Licensee acknowledge that DSI has no knowledge of the terms and conditions contained in the License Agreement and that DSI's only obligations shall be as set forth herein or in any other writing signed by DSI, Licensor and Licensee.

Notices, invoices and other communications to Licensor should be sent to:

Storage Technology Corporation
Attention: Designated Representative (purchasing manager)
2270 South 88th Street MS 5236
Louisville, Colorado 80028-5236
(303) 673-5151
All contracts, deposit materials and notices to DSI must be sent to:

Data Securities International, Inc.
Attention: Contract Administration
6165 Greenwich Drive, #220
San Diego, California 92121
(619) 437-5199

Notices, invoices and other communications to Licensee should be sent to:

Licensee:_____________________________________________________
Address:______________________________________________________

Designated Representative:_________________________________________

Phone: _____________________________________

WHEREAS, Licensee has entered into the License Agreement with Licensor for the use of certain object code versions of software.

WHEREAS, availability of or access to Licensor's source code, design information and other technical information as further defined herein ("Proprietary Data") is critical to Licensee in the conduct of its business; and

WHEREAS, Licensor has deposited with DSI the Proprietary Data to provide for retention and controlled access by Licensee under the conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the promises, mutual covenants and conditions contained herein, the parties here to agree as follows:

                                    ARTICLE I

DEPOSIT. The "Deposit" consists of all Proprietary Data deposited by Licensor and/or its suppliers to DSI as specified by the accompanying document(s) called a "Description of Deposit Materials" hereinafter referred to as Exhibit B which may consist of more than one page.

SUPPLEMENTAL DEPOSIT. A "Supplemental Deposit" will include any Proprietary Data added to the Deposit. Licensor will submit the Supplemental Deposit accompanied by an additional Exhibit B to DSI. Within ten (10) days of acceptance by DSI of such Supplemental Deposit, DSI shall notify Licensee by issuing a copy of the additional Exhibit B.

DEPOSIT CHANGES. Pursuant to this Agreement the Licensor shall have the right to update the Deposit with Supplemental Deposits ("Deposit Change") throughout the existence of the escrow. DSI shall be under no obligation to process Deposit Changes for which the service fees have not been paid.

UPDATING OBLIGATIONS. Licensor agrees to perform a Deposit Change on a regular basis, not to exceed one update per calendar quarter, to ensure that the Deposit is substantially in conformance with the then current version of the software.

EXHIBIT A. Certain documents containing additional terms and conditions are attached hereto as Exhibit A.

                                    ARTICLE 2

OBLIGATIONS OF DATA SECURITIES INTERNATIONAL, INC. DSI has established a receptacle(s) in which it has placed the Deposit and has put the receptacle under the control of one or more of its officers, selected by DSI, whose identity shall be available to Licensor and Licensee at all times to ensure the security of the Deposit and to prevent unauthorized access to the Deposit DSI shall exercise that high level of care in carrying out the terms of this Agreement as DSI would use to protect items of this nature which DSI might own.

DSI shall bear no obligation or responsibility whatsoever to determine the completeness or accuracy of the Deposit or whether or not the materials contained in the Deposit are or are not Proprietary Data as contemplated herein.

                                    ARTICLE 3

TERM OF AGREEMENT. This Agreement will have an initial term of one year, commencing on the Effective Date of this Agreement . This Agreement may be renewed for additional one-year periods upon payment by Licensee of the fees specified in the License Agreement and payment by Licensor of the renewal fees. In the event that the renewal fees are not received within thirty (30) days before the expiration date, DSI shall so notify in writing Licensor and Licensee of Licensor's failure to pay the renewal fee. Provided Licensee is not in breach of any obligations contained herein or in the License Agreement, Licensee has the right to pay renewal fees if Licensor fails to pay the necessary fees. If the renewal fees are not received within thirty (30) days after the notice was delivered, this Agreement will expire without further notice and without liability to any other party.

RENEWAL FEES. In the event that Licensee pays the renewal fees pursuant to the notice of the thirty (30) day expiration of the renewal period, DSI shall notify Licensor. If Licensor is of the opinion that any necessary condition for renewal contained in this Agreement or the License Agreement has not been met, Licensor may so notify DSI and Licensee in writing. Any resulting dispute as to the occurrence of the condition will be resolved pursuant to the Dispute Resolution Process defined in the Exhibit.

                                    ARTICLE 4

EXPIRY. Upon non-renewal of this Agreement, all duties and obligations will terminate, except those duties of DSI to Licensor, its suppliers, if any, and Licensee for confidentiality; and DSI will destroy the Deposit.

TERMINATION FOR BREACH. Licensor shall deliver written notice to Licensee of any breach by Licensee, and if Licensee fails to cure such breach in accordance with the terms of the License Agreement, Licensor may request DSI to terminate this Agreement, and to destroy the Deposit, and DSI shall do so.

                                    ARTICLE 5

FILING FOR RELEASE OF DEPOSIT BY LICENSEE. Licensee shall have the right to file for the release of the Deposit by delivering to DSI an affidavit executed by an officer of Licensee stating that a "Release Condition" (as defined in Exhibit A) has been met, together with certified copies of the bankruptcy court or other documents specified in Exhibit A. If DSI receives an affidavit asking for release of the Deposit from Licensee, DSI shall send a copy of said affidavit to Licensor and all suppliers who have rights to the Deposit as described in
Article 12 of this Agreement, by certified mail, return receipt requested, or commercial express courier service, and DSI shall immediately attempt to notify by telephone Licensor and each of its suppliers with rights to the Deposit of Licensee's request for release of the Deposit. If Licensor, or any of Licensor's suppliers that have rights to the Deposit, provides contrary instruction as defined in this Article within ten (10) working days of the delivery, or attempted delivery with appropriate documentary evidence of such, of the notice to Licensor and such suppliers of Licensor, DSI shall not deliver a copy of the Deposit to the Licensee.

CONTRARY INSTRUCTION. For the purpose of this article, contrary instruction means the filing of an affidavit or declaration executed by an officer of Licensor, or any of Licensor's suppliers that have rights to the Deposit, or a corporate officer's designated representative, with DSI stating that a Release Condition has not occurred or that the Release Condition has been cured. Licensor shall send a copy of said affidavit or declaration by certified mail to Licensee. Upon receipt of contrary instruction, DSI shall not deliver a copy of the Deposit and shall continue to retain the Deposit until otherwise directed by Licensee and Licensor and its suppliers jointly or until resolution of the dispute as to the occurrence of a Release Condition pursuant to the Dispute Resolution Process as defined in the Exhibit A or by a court of competent jurisdiction has occurred.

                                    ARTICLE 6

RELEASE OF DEPOSIT COPY TO LICENSEE. In the event that DSI does not receive contrary instruction as defined in Article 5, DSI is authorized to release a copy of the Deposit to Licensee. Fees will be paid by the Licensee for copying and distribution.

Licensee agrees that the Deposit, upon release to Licensee, shall be treated as licensed software in accordance with the provisions of the License Agreement. No ownership right to the Deposit shall be transferred to Licensee upon release, and all confidentiality obligations shall apply. Licensee may only use the Deposit to support the software subject to the License Agreement for Licensee's own use. Licensee shall not transfer, loan, lease, assign or otherwise distribute the Deposit or disclose it to third parties. Licensee may make only those copies of the Deposit necessary to support and maintain the software products for Licensee's own internal use. The Deposit shall be subject to any additional restrictions on use as are set forth in the License Agreement.

Licensor grants to DSI the irrevocable right to copy or reproduce the Deposit as it exists at the time of the request for release of the Deposit. DSI may exercise the above rights only in furtherance of its obligations under this Agreement.

                                    ARTICLE 7

NON-DISCLOSURE. Except as provided in this Agreement, DSI agrees that it shall not divulge, disclose, make available to third parties or make any use whatsoever of the Deposit or any associated Deposit information, including all information concerning the Licensor or its suppliers received in connection with this Agreement or associated Exhibits, without the express written consent of Licensor, and its suppliers with respect to the portions of the Deposit in which such suppliers have an interest This obligation shall survive the termination of this Agreement.

                                    ARTICLE 8

INDEMNIFICATION. Except as provided for below, Licensor and Licensee, both jointly and severally, agree to defend and indemnify DSI and hold DSI harmless from and against any and all claims, actions and suits, and from and against any and all liabilities, losses, damages, costs, charges, penalties and counsel fees and other expenses of any nature (including, without limitation, settlement costs) incurred by DSI on account of any act or omission of DSI in respect to or with regard to this Agreement. The above obligations to indemnify, defend and hold harmless shall not apply to any action or damages arising from DSI's breach of Articles 2 or Article 7 or arising from DSI's negligence in the performance of its duties.

                                    ARTICLE 9

DESIGNATED REPRESENTATIVE. Licensor and Licensee agree to designate one individual to receive notices from DSI and to act on behalf of Licensor or Licensee with respect to the performance of their respective obligations as set forth in this Agreement.

AUTHORIZATION TO ACT. DSI may act in reliance upon any instruction, instrument, or signature believed to be genuine and sent by the Designated Representatives to DSI. Instructions, instruments and signatures from an individual other than the Designated Representatives must be accompanied by a copy of a written document signed by the Designated Representative or an officer of the Licensor or Licensee which states that the individual is authorized to issue instructions under this Agreement.

                                   ARTICLE 10

FEES. Except for the Release Request, copying and distribution fees specified in Articles 5 and Article 6 and provided that Licensee is in full compliance with the terms and conditions of the License Agreement, all fees due hereunder will be paid in full by Licensor. Licensor's obligation to make payments hereunder in no way releases or modifies Licensee's obligation to make payments under the License Agreement. Licensee acknowledges that proper payment of the fees specified in the License Agreement are a condition to the continuation of this Agreement.

                                   ARTICLE 11

GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado.

ENTIRE AGREEMENT. This Agreement, including the Exhibits and License Agreement referenced herein, constitutes the entire agreement between the parties concerning the subject matter hereof and will supersede all previous communications, representations, understandings or agreements, either oral or written, between the parties.

SEVERABILITY. If any provision of this Agreement is held by any court to be invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force.

                                   ARTICLE 12

Licensor, Licensee and DSI acknowledge that portions of the Deposit are the property of one or more suppliers of Licensor (each such supplier hereinafter a "Supplier"), and have been made subject to this Agreement pursuant to the terms of one or more separate written agreements with Licensor and DSI. The parties agree that to protect its interest in the Deposit, each Supplier shall have certain rights under this Agreement, in particular under Articles

5,6,7 and Exhibit A.a., and that within fifteen (15) days of the execution of this Agreement by the last party hereto, DSI shall send a copy of this Agreement to each such Supplier by certified mall. DSI shall protect the confidentiality of the portions of the Deposit in which a Supplier has an interest as provided in Article 7 and shall not disclose or use such portions or other information relating to such Supplier during the term of this Agreement or thereafter without such Supplier's express written permission, except in connection with the release of the Deposit, if any, to Licensee upon the occurrence of a Release Condition in accordance with Articles 5 and 6. As provided in Article 5, DSI shall send to each Supplier who has rights in the Deposit a copy of any notice or affidavit requesting a release of the Deposit and shall not release the Deposit to Licensee until at least ten (10) working days after delivery, or attempted delivery with appropriate documentary evidence of such, to each such Supplier of a copy of any such affidavit requesting release, provided no contrary instruction has been given. Each Supplier who has rights in the Deposit shall have the right to give contrary instructions in the same manner as Licensor and shall have the right to participate as a party in the Dispute Resolution Process to protect its interest in the Deposit. In the event of a release of the Deposit to Licensee, each Supplier who has rights in the Deposit shall have the right to enforce against Licensee the provisions of Article 6 regarding the use of the Deposit and to seek any available remedies for a breach by Licensee. The parties agree that this Agreement may not be amended or modified in any respect, or assigned, without the prior written consent of each Supplier who has rights in the Deposit.




Storage Technology Corporation                Data Securities International
Licensor                                      DSI

By:                                           By:
   ----------------------------------            -------------------------------
(Signature)                                   (Signature)

-------------------------------------         ----------------------------------
(Printed Name)                                (Printed Name)

-------------------------------------         ----------------------------------
(Title)                                       (Title)

-------------------------------------         ----------------------------------
(Date)                                        (Date)


Licensee

By:
   ----------------------------------
(Signature)

-------------------------------------
(Printed Name)

-------------------------------------
(Title)

-------------------------------------
(Date)

                                    EXHIBITS
                                     TO THE
                    SOFTWARE ESCROW AGREEMENT ("Agreement")
                                 BY AND BETWEEN
                     DATA SECURITIES INTERNATIONAL ("DSI")
                                      AND
                  STORAGE TECHNOLOGY CORPORATION ("Licensor')
                                      AND
              ________________________________________("Licensee")

                  The Parties hereby agree that the following, Exhibits A and B, are made a part of the Agreement identified above:

                  A.a.     Dispute Resolution Process
                  A.b.     Release Conditions
                  B.       Description of Deposit Materials



Storage Technology Corporation                 Data Securities International
Licensor                                       DSI

By:                                            By:
   -----------------------------------            -----------------------------
(Signature)                                    (Signature)

--------------------------------------         --------------------------------
(Date)                                         (Date)



Licensee

By:
   -----------------------------------
(Signature)

--------------------------------------
(Date)

                                  EXHIBIT A.a.

Account Number
              -----------------------

                           DISPUTE RESOLUTION PROCESS

DISPUTES. In the event of a dispute arising under the Agreement, DSI shall notify Licensor and Licensee in writing. Such dispute will be settled by arbitration in accordance with the rules of the American Arbitration Association. (i) Licensor and its suppliers acting together, or (ii) Licensor's Suppliers who have rights to portions of the Deposit, acting without Licensor should Licensor fail or be unable to act, will select one arbitrator, and Licensee will select one arbitrator, and a third arbitrator will be selected unanimously by the two arbitrators selected by the parties. If the two arbitrators selected by the parties are unable to select the third arbitrator within ten (10) days of the filing of a demand or submission for arbitration, the parties will consent to the selection of the third arbitrator by the San Diego, California office of the American Arbitration Association. Unless otherwise mutually agreed to by Licensor and its suppliers and Licensee, arbitration will take place at San Diego, California. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such cases all documents, testimony, and records will be received, heard, and maintained by the arbitrators in secrecy under seal, available for inspection only by the parties and their respective attorneys and experts, who will agree in advance and in writing, to receive all such information in confidence and to maintain such information in secrecy until the information becomes generally known through no fault of the parties or arbitrators. All fees owed to DSI will be paid prior to the arbitrators rendering their decision. Judgment upon the award may be entered in any court having jurisdiction thereof.


Storage Technology Corporation                Data Securities International
Licensor                                      DSI

By:                                           By:
   ----------------------------------            -------------------------------
(Signature)                                   (Signature)

-------------------------------------         ----------------------------------
(Date)                                        (Date)



Licensor

By:
   ----------------------------------            -------------------------------
(Signature)

-------------------------------------         ----------------------------------
(Date)

                                  EXHIBIT A.b.

Account Number
              ---------------------

                               RELEASE CONDITIONS

                RELEASE CONDITIONS. The term "Release Conditions" is defined and used to mean: The liquidation in bankruptcy of Licensor under Chapter 7 of the Bankruptcy Code, or comparable successor statute.


Storage Technology Corporation                  Data Securities International
Licensor                                        DSI

By:                                             By:
   ---------------------------------               -----------------------------
(Signature)                                     (Signature)

------------------------------------            --------------------------------
(Date)                                          (Date)



Licensee

By:
   ---------------------------------
(Signature)

------------------------------------
(Date)

                                    EXHIBIT B

Account Number
              ---------------

                        DESCRIPTION OF DEPOSIT MATERIALS








Storage Technology Corporation                  Data Securities International
Licensor                                        DSI

By:                                             By:
   ---------------------------------               -----------------------------
(Signature)                                     (Signature)

------------------------------------            --------------------------------
(Date)                                          (Date)

                                   SCHEDULE C

                 SUPPORT OBLIGATIONS, RESPONSES AND DEFINITIONS

                  To be agreed by StorageTek and Supplier and attached hereto when agreed upon and signed by both parties.

                                   SCHEDULE D
                                Software Products
                                       and
                               LSC U.S. Price List
                                  July 15, 1997
                             SAM-FS U.S. Price List
                                  Release 3.X.X


                Media     Software         Annual SW                 Maint.         Media     Software     Annual Sw Maint.
 Model          Slots     License             5X8                    Model          Slots     License            5X8
 -----          -----     -------             ---                    -----          -----     -------            ---
SAM-FS FOR DLT, REDWOOD MEDIA
Media types:  DLT cartridges,
RedWood cartridges
--------------------------------------------------------------------------------------------------------------------
D-SAM-5           5        _____             _____                 D-SAM-8000        8,000    _______          _____
D-SAM-10          10       _____             _____                 D-SAM-9000        9,000    _______          _____
D-SAM-15          15       _____             _____                 D-SAM-10000       10,000   _______          _____
D-SAM-20          20       _____             _____                 D-SAM-12000       12,000   _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-25          25       _____             _____                 D-SAM-14000       14,000   _______          _____
D-SAM-30          30       _____             _____                 D-SAM-16000       16,000   _______          _____
D-SAM-40          40       _____             _____                 D-SAM-18000       18,000   _______          _____
D-SAM-50          50       _____             _____                 D-SAM-20000       20,000   _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-60          60       _____             _____                 D-SAM-22000       22,000   _______          _____
D-SAM-70          70       _____             _____                 D-SAM-24000       24,000   _______          _____
D-SAM-80          80       _____             _____                 D-SAM-26000       26,000   _______          _____
D-SAM-90          90       _____             _____                 D-SAM-28000       28,000   _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-100         100      _____            _____                  D-SAM-30000       30,000   _______          _____
D-SAM-150         150      _____            _____                  D-SAM-35000       35,000   _______          _____
D-SAM-200         200      _____            _____                  D-SAM-40000       40,000   _______          _____
D-SAM-250         250      _____            _____                  D-SAM-50000       50,000   _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-300         300      _____            _____                  D-SAM-60000       60,000   _______          _____
D-SAM-350         350      _____            _____                  D-SAM-70000       70,000   _______          _____
D-SAM-400         400      _____            _____                  D-SAM-80000       80,000   _______          _____
D-SAM-500         500      _____            _____                  D-SAM-90000       90,000   _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-600         600      _____            _____                  D-SAM-100000      100,000  _______          _____
D-SAM-700         700      _____            _____                  D-SAM-120000      120,000  _______          _____
D-SAM-800         800      _____            _____                  D-SAM-140000      140,000  _______          _____
D-SAM-900         900      _____            _____                  D-SAM-160000      160,000  _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-1000        1,000    _____            _____                  D-SAM-180000      180,000  _______          _____
D-SAM-1200        1,200    _____            _____                  D-SAM-200000      200,000  _______          _____
D-SAM-l400        1,400    _____            _____                  D-SAM-250000      250,000  _______          _____
D-SAM-1600        1,600    _____            _____                  D-SAM-300000      300,000  _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-1800        1,800    _____            _____                  D-SAM-350000      350,000  _______          _____
D-SAM-2000        2,000    _____            _____                  D-SAM-400000      400,000  _______          _____
D-SAM-2500        2,500    _____            _____                  D-SAM-500000      500,000  _______          _____
D-SAM-3000        3,000    _____            _____                  D-SAM-600000      600,000  _______          _____
--------------------------------------------------------------------------------------------------------------------
D-SAM-3500        1,800    _____            _____                  D-SAM-700000      700,000  _______          _____
D-SAM-4000        2,000    _____            _____                  D-SAM-800000      800,000  _______          _____
D-SAM-5000        2,500    _____            _____                  D-SAM-900000      900,000  _______          _____
D-SAM-6000        3,000    _____            _____                  D-SAM-1000000     10,00,000_______          _____
D-SAM-7000        7,000    _____            _____
--------------------------------------------------------------------------------------------------------------------

     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


                      Media   Software       Annual SW          Maint.               Media     Software   Annual Sw Maint.
 Model                Slots   License          5X8              Model                Slots     License          5X8
 -----                -----   -------          ---              -----                -----     -------          ---

SAM-FS for 3480/3490/3490E
media
Media types:  3480/3490/3490E
cartridges
-----------------------------------------------------------------------------------------------------------------------------
G-SAM-50                 50    _____           _____         G-SAM-20000             20,000     _____           _____
G-SAM-100               100    _____           _____         G-SAM-25000             25,000     _____           _____
G-SAM-150               150    _____           _____         G-SAM-30000             30,000     _____           _____
G-SAM-200               200    _____           _____         G-SAM-35000             35,000     _____           _____
-----------------------------------------------------------------------------------------------------------------------------
G-SAM-250               250    _____           _____         G-SAM-40000             40,000     _____           _____
G-SAM-300               300    _____           _____         G-SAM-50000             50,000     _____           _____
G-SAM-400               400    _____           _____         G-SAM-60000             60,000     _____           _____
G-SAM-500               500    _____           _____         G-SAM-70000             70,000     _____           _____
-----------------------------------------------------------------------------------------------------------------------------
G-SAM-600               600    _____           _____         G-SAM-80000             80,000     _____           _____
G-SAM-700               700    _____           _____         G-SAM-90000             90,000     _____           _____
G-SAM-800               800    _____           _____         G-SAM-100000           100,000     _____           _____
G-SAM-900               900    _____           _____         G-SAM-120000           120,000     _____           _____
-----------------------------------------------------------------------------------------------------------------------------
G-SAM-1000            1,000    _____           _____         G-SAM-140000           140,000     _____           _____
G-SAM-1500            1,500    _____           _____         G-SAM-160000           160,000     _____           _____
G-SAM-2000            2,000    _____           _____         G-SAM-180000           180,000     _____           _____
G-SAM-2500            2,500    _____           _____         G-SAM-200000           200,000     _____           _____
-----------------------------------------------------------------------------------------------------------------------------
G-SAM-3000            3,000    _____           _____         G-SAM-220000           220,000     _____           _____
G-SAM-3500            3,500    _____           _____         G-SAM-240000           240,000     _____           _____
G-SAM-4000            4,000    _____           _____         G-SAM-260000           260,000     _____           _____
G-SAM-5000            5,000    _____           _____         G-SAM-280000           280,000     _____           _____
-----------------------------------------------------------------------------------------------------------------------------
G-SAM-6000            6,000    _____           _____         G-SAM-300000           300,000     _____           _____
G-SAM-7000            7,000    _____           _____         G-SAM-350000           350,000     _____           _____
G-SAM-8000            8,000    _____           _____         G-SAM-400000           400,000     _____           _____
G-SAM-9000            9,000    _____           _____         G-SAM-500000           500,000     _____           _____
-----------------------------------------------------------------------------------------------------------------------------
G-SAM-10000          10,000    _____           _____         G-SAM-600000           600,000     _____           _____
G-SAM-12000          12,000    _____           _____         G-SAM-700000           700,000     _____           _____
G-SAM-14000          14,000    _____           _____         G-SAM-800000           800,000     _____           _____
G-SAM-16000          16,000    _____           _____         G-SAM-900000           900,000     _____           _____
G-SAM-18000          18,000    _____           _____         G-SAM-1000000        1,000,000     _____           _____
-----------------------------------------------------------------------------------------------------------------------------

     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                             SAM-FS U.S. Price List
                                  Release 3.X.X

                                                                     Media     Software              Annual SW      Additional
      Model        Supported Peripheral           Media Type         Slots     License      5X8     Maint. 7X24      License
      -----                  ----------           ----------         -----     -------      ---     -----------      -------

TAPE
SAM-FS FOR AMPEX DST AUTOMATED CARTRIDGE
LIBRARIES AND TAPE DRIVES
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
Am310/312S         Ampex DST 310/312               DST Small            1      ____         ____         ____          ____
Am410/412S         Ampex DST 410/412               DST Small            7      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
Am310/312M         Ampex DST 310/312              DST Medium            1      ____         ____         ____          ____
Am410/312M         Ampex DST 410/412              DST Medium            7      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
Am310/312L         Ampex DST 310/312               DST Large            1      ____         ____         ____          ____
Am410/412L         Ampex DST 410/412               DST Large            7      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

SAM-FS FOR EMASS AML/S LIBRARIES
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
EM-158             EMASS AML/S Base Unit          Magstar/DLT         158      ____         ____         ____          ____
EM-368             EMASS AML/S 368                Magstar/DLT         368      ____         ____         ____          ____
EM-578             EMASS AML/S 578                Magstar/DLT         578      ____         ____         ____          ____
EM-788             EMASS AML/S788                 Magstar/DLT         788      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

SAM-FS FOR EMASS/GRAU
AML/ABBA LIBRARIES
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
EM/GR-3840         EMASS/GRAU-3840                Magstar/DLT       3,840      ____         ____         ____          ____
EM/GR-4800         EMASS/GRAU4800                 Magstar/DLT       4,800      ____         ____         ____          ____
EM/GR5760          EMASS/GRAU5760                 Magstar/DLT       5,760      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

SAM-FS FOR IBM LIBRARIES
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
IBM-20             IBM Magstar MP (20             Magstar MP           20      ____         ____         ____          ____
                   cartridges)
IBM-210            IBM 3494 (210 cartridges)        Magstar           210      ____         ____         ____          ____
IBM-545            IBM 3494 (545 cartridges)        Magstar           545      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
IBM-880            IBM 3494 (880 cartridges)        Magstar           880      ____         ____         ____          ____
IBM-1215           IBM 3494 (1215 cartridges)       Magstar         1,215      ____         ____         ____          ____
IBM-1550           IBM 3494 (1550 cartridges)       Magstar         1,550      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

SAM-FS FOR SPECTRA LOGIC LIBRARIES
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
SL 9000            Spectra Logic 9000                 8mm              40      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

OPTICAL
SAM-FS FOR DISC DOCUSTORE
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
DS150              DISC D15OU                      5.25" M/O          170      ____         ____         ____          ____
DS245/255          DISC D245/D255U                 5.25" M/O          247      ____         ____         ____          ____
DS280              DISC D280U                      5.25" M/O          290      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
DS350              DISC D35OU                      5.25" M/O          340      ____         ____         ____          ____
DS510/525          DISC D510/D525/D525U            5.25" M/O          517      ____         ____         ____          ____
DS1050             DISC D1050                      5.25" M/O        1,054      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

SAM-FS FOR HP SURESTORE
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
HP16               HP 20st/40fx                    5.25" M/O           16      ____         ____         ____          ____
HP32               HP 40st/80fx                    5.25" M/O           32      ____         ____         ____          ____
HP64               HP80st/160fx                    5.25" M/O           64      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
HP76               HP 100st/200fx                  5.25" M/O           76      ____         ____         ____          ____
HP88               HP 120T                         5.25" M/O           88      ____         ____         ____          ____
HP128              HP 330fx                        5.25" M/O          128      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
HP144              HP 200T                         5.25" M/O          144      ____         ____         ____          ____
HP238              HP 300st/600fx                  5.25" M/O          238      ____         ____         ____          ____
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

     [PORTIONS OF THESE SECTIONS HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THESE SECTIONS WITH THE PORTIONS INTACT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


                                                                     Media      Software              Annual SW      Additional
      Model        Supported Peripheral          Media Type          Slots      License      5X8     Maint. 7X24      License
      -----                  ----------          ----------          -----      -------      ---     -----------      -------

SAM-FS FOR
CYGNET
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
Cy1602             Cygnet 1602                     12" WORM            29
Cy1802             Cygnet 1803                     12" WORM            61
Cy1803             Cygnet 1803                     12" WORM           141
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------

SAM-FS FOR
LMS
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------
LM4500             LMS 4500                        12" WORM             5
LM6600             LMS 6600                        12" WORM             6
------------------ ----------------------------- -------------- ---------- ------------- ----------- -------------- -----------


     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


            MODEL                                        DESCRIPTION                                      LIST PRICE

TRAINING, CONSULTING AND DOCUMENTATION
------------------------------ ----------------------------------------------------------------- ------------------------------
TRNG-LSC                       Two-day training class at LSC (per student)                                   ____
TRNG-USA                       Two-day training class at customer site - USA (per class)                     ____
TRNG-Intl.                     Two-day training class at customer site - International (per                  ____
                               class)
------------------------------ ----------------------------------------------------------------- ------------------------------
CONS-2                         Consulting services - level 2 (per hour, 4-hour minimum)                      ____
CONS-1                         Consulting services - level 1(per hour, 4-hour minimum)                       ____
SG-0001                        SAM-FS Administration Guide                                                   ____
------------------------------ ----------------------------------------------------------------- ------------------------------

INSTALLATION OF SAM-FS
-------------------------------------------------------------------------------------------------------------------------------
Installation is based on Software Model
INSTALL A                      For SAM-FS installed on EMASS, EMASS/GRAU, IBM, Storage Tek                   ____
                               (except 9714)
INSTALL B                      For all other software models                                                 ____
------------------------------ ----------------------------------------------------------------- ------------------------------



     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                             SAM-FS U.S. Price List
                                  Release 3.X.X
                                PRICING REFERENCE


                                                                     Media  Software                  Annual SW     Additional
      Model        Supported Peripheral           Media Type         Slots  License        5X8       Maint. 7X24     License
      -----                  ----------           ----------         -----  -------        ---       -----------     -------

TAPE
                ADIC SCALAR TAPE
                LIBRARIES
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-24           ADIC Scalar 224                    DLT              24     ____         ____          ____          ____
D-SAM-48           ADIC Scalar 448 or 458             DLT              48     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------

                ATL PRODUCTS AUTOMATED TAPE
                LIBRARIES
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-28           ATL 2/28                           DLT              28     ____         ____          ____          ____
D-SAM-52           ATL 2/52 or 4/52                   DLT              52     ____         ____          ____          ____
D-SAM-70           ATL 2/68, 4/68 or 7/68             DLT              68     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-100          ATL 2/100, 4/100 or 7/100          DLT             100     ____         ____          ____          ____
D-SAM-88           ATL 9/88                           DLT              88     ____         ____          ____          ____
D-SAM-176          ATL 6/176 or 18/176                DLT             176     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-264          ATL 2640                           DLT             264     ____         ____          ____          ____
D-SAM-360          ATL 12/352                         DLT             352     ____         ____          ____          ____
D-SAM-540          ATL6/528                           DLT             528     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------

                BREECE HILL LIBRARIES
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-28           Breece Hill Q7                     DLT              28     ____         ____          ____          ____
D-SAM-60           Breece Hill Q47                    DLT              60     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------

                MOUNTAINGATE LIBRARIES
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-28           MountainGate D-28                  DLT              28     ____         ____          ____          ____
D-SAM-60           MountainGate D-60                  DLT              60     ____         ____          ____          ____
D-SAM-360          MountainGate D-360                 DLT             360     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-480          MountainGate D-480                 DLT             480     ____         ____          ____          ____
D-SAM-900          MountainGate D-900                 DLT             900     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------

                OVERLAND DATA LIBRARIES
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-10           Overland Data LXB2210/4210         DLT              10     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------

                QUANTUM DLT
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-5            Quantum 2500, 2500XT, 4500         DLT               5     ____         ____          ____          ____
D-SAM-7            Quantum 2700, 2700XT, 4700         DLT               7     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------

                STORAGE TEK LIBRARIES
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-40           StorageTek 9714 (40 slots)         DLT              40     ____         ____          ____          ____
D-SAM-60           StorageTek 9714 (60 slots)         DLT              60     ____         ____          ____          ____
D-SAM-80           StorageTek 9714 (80 slots)         DLT              80     ____         ____          ____          ____
D-SAM-100          StorageTek 9714 (100 slots)        DLT             100     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-100          StorageTek 9710 (100 slots)        DLT             100     ____         ____          ____          ____
D-SAM-200          StorageTek 9710 (200 slots)        DLT             200     ____         ____          ____          ____
D-SAM-260          StorageTek 9710 (260 slots)        DLT             252     ____         ____          ____          ____
D-SAM-420          StorageTek 9710 (420 slots)        DLT             420     ____         ____          ____          ____
D-SAM-600          StorageTek 9710 (600 slots)        DLT             588     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------

     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


                                                                     Media  Software                  Annual SW     Additional
      Model        Supported Peripheral           Media Type         Slots  License        5X8       Maint. 7X24     License
      -----                  ----------           ----------         -----  -------        ---       -----------     -------

TAPE
                STORAGE TEK LIBRARIES
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-100          StorageTek 9740 (100 slots)        SD-3            100     ____         ____          ____          ____
D-SAM-200          StorageTek 9740 (200 slots)        SD-3            200     ____         ____          ____          ____
D-SAM-330          StorageTek 9740 (326 slots)        SD-3            326     ____         ____          ____          ____
D-SAM-500          StorageTek 9740 (494 slots)        SD-3            494     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-100          StorageTek 9360 (100 slots)        SD-3            100     ____         ____          ____          ____
D-SAM-200          StorageTek 9360 (200 slots)        SD-3            200     ____         ____          ____          ____
D-SAM-300          StorageTek 9360 (300 slots)        SD-3            300     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-400          StorageTek 9360 (400 slots)        SD-3            400     ____         ____          ____          ____
D-SAM-520          StorageTek 9360 (504 slots)        SD-3            504     ____         ____          ____          ____
D-SAM-740          StorageTek 9360 (727 slots)        SD-3            727     ____         ____          ____          ____
D-SAM-960          StorageTek 9360 (949 slots)        SD-3            949     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-1000         StorageTek 9310 (1000 slots)       SD-3          1,000     ____         ____          ____          ____
D-SAM-2000         StorageTek 9310 (2000 slots)       SD-3          2,000     ____         ____          ____          ____
D-SAM-3000         StorageTek 9310 (3000 slots)       SD-3          3,000     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
D-SAM-4000         StorageTek 9310 (4000 slots)       SD-3          4,000     ____         ____          ____          ____
D-SAM-5000         StorageTek 9310 (5000 slots)       SD-3          5,000     ____         ____          ____          ____
D-SAM-6000         StorageTek 9310 (6000 slots)       SD-3          6,000     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
GSAM-100           StorageTek 9710 (100 slots)        34XX            100     ____         ____          ____          ____
GSAM-200           StorageTek 9710 (200 slots)        34XX            200     ____         ____          ____          ____
GSAM-260           StorageTek 9710 (252 slots)        34XX            252     ____         ____          ____          ____
GSAM-420           StorageTek 9710 (420 slots)        34XX            420     ____         ____          ____          ____
GSAM-600           StorageTek 9710 (588 slots)        34XX            588     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
GSAM-100           StorageTek 9740 (100 slots)        34XX            100     ____         ____          ____          ____
GSAM-200           StorageTek 9740 (200 slots)        34XX            200     ____         ____          ____          ____
GSAM-330           StorageTek 9740 (326 slots)        34XX            326     ____         ____          ____          ____
GSAM-500           StorageTek 9740 (494 slots)        34XX            494     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
GSAM-100           StorageTek 9360 (100 slots)        34XX            100     ____         ____          ____          ____
GSAM-200           StorageTek 9360 (200 slots)        34XX            200     ____         ____          ____          ____
GSAM-300           StorageTek 9360 (300 slots)        34XX            300     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
GSAM-400           StorageTek 9360 (400 slots)        34XX            400     ____         ____          ____          ____
GSAM-520           StorageTek 9360 (504 slots)        34XX            504     ____         ____          ____          ____
GSAM-740           StorageTek 9360 (727 slots)        34XX            727     ____         ____          ____          ____
GSAM-960           StorageTek 9360 (949 slots)        34XX            949     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
GSAM-1000          StorageTek 9310 (1000 slots)       34XX          1,000     ____         ____          ____          ____
GSAM-2000          StorageTek 9310 (2000 slots)       34XX          2,000     ____         ____          ____          ____
GSAM-3000          StorageTek 9310 (3000 slots)       34XX          3,000     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------
GSAM-4000          StorageTek 9310 (4000 slots)       34XX          4,000     ____         ____          ____          ____
GSAM-5000          StorageTek 9310 (5000 slots)       34XX          5,000     ____         ____          ____          ____
GSAM-6000          StorageTek 9310 (6000 slots)       34XX          6,000     ____         ____          ____          ____
------------------ ------------------------------ ------------- ---------- ------------ ----------- --------------- -----------



     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                   Schedule E

1. LICENSE AND USE: Large Storage Configurations, Inc. ("LSC") and Customer, inclusive of all legal entities of the Customer, agree these terms and conditions apply to the licensing of LSC Software ("Software") as described as a software license form or other documents to which these terms and conditions are attached. All licenses must incorporate these Terms and Conditions, and all pre-printed clauses on customers order forms are deemed deleted. All licenses are valid upon acceptance by LSC.

         LSC hereby grants a single, non-transferable and non-exclusive license to use the Software in binary format. This software is licensed solely for the customers internal use, including the provision of data processing service to others in the normal course of Customer's business. No rights to sub-license or distribute the Software are granted. All rights not specifically granted to customer by this license shall remain in LSC. LSC may include features in the Software which restrict unlicensed use or use of the Software or related data after license.

         The Software may be used by customer only on the equipment (by host identification number) for which it is ordered. Customer may copy the Software for backup, archiving, or security, provided that it includes all of the copyright or proprietary notices of the original. Customer shall not modify, clone, disassemble, decompile, decrypt or otherwise reverse engineer any part of the Software of adapt any part of the Software as its own.

         The license granted herein does not include provision of maintenance service or software upgrades.

2. NON-DISCLOSURE: Customer acknowledges that the Software is proprietary and shall remain the property of LSC or its suppliers. Customers will not disclose or make available to any third party an software or related information, in any form, except its employees and users for purposes specifically related to Customer's use of the software in accordance with this license. Customer shall take appropriate action by instruction or signed agreements with such employees and users to satisfy customer's obligations. Customer shall maintain records of the location of each original and copy of software and the host identification of the equipment on which it is used and shall provide such information to LSC on reasonable notice.

         The foregoing confidentiality provisions apply to all Software delivered by LSC and shall survive any termination or cancellation of any Software license.

         Customer and LSC may exchange other business or technical information. If such information is identified at the time as proprietary, the receiving party will guard its confidentiality as well as that party guards the confidentiality of its own proprietary information, but, at least using reasonable care. The obligation will continue for five (5) years after receiving the information.

3. PATENTS AND COPYRIGHTS: Parts of the Software may have been patented or copyrighted by LSC or its third party provider. Patents or copyright notices have been included in the

         Software for protective purposes, and such notices shall not be construed as causing publication of the Software.

4. THIRD PARTY RIGHTS AND LICENSES: Some Software may be owned in whole or in party by third parties. The protection of Software and limitations of liabilities included in this contract also apply for the benefit of such third parties.

5. GOVERNMENT USE: If customer is licensing Software on behalf of any part of the U.S. Government, the Government rights will be defined in DFARS 252.226-7013(c)(i)(ii), or FAR 52.226-19(c)(2), or NASAFAR
         1852.227-86(d), as applicable for the agency involved and including any successor regulations.

6. WARRANTY DISCLAIMER: LSC warrants that for a period of ninety (90) days from the date of installation, the Software will conform in all material respects to the specifications in LSC's published documentation. If the Software does not meet this requirement, and Customer notifies LSC within the applicable warranty period, LSC will, at its option, repair or replace the affected Software. This warranty excludes problems caused by act of customer's or causes external to the Software.

         Customer is responsible for the selection of Software to achieve its intended results, use of Software, and results obtained therefrom.

         The above warranties are LSC's only warranties and are in lieu of all implied warranties, including the implied warranties of merchantability and fitness for a particular purpose, and any warranty. LSC will not be liable in any event for any consequential, special, incidental, or indirect damages arising out of or in connection with any license or the performance or use of the Software. In any event, LSC maximum liability under any license for any person shall not exceed the total amount paid by customer for the applicable software.

7.       TITLE: Title to Software remains in LSC or its suppliers.

8. CHANGES: Customer agrees to pay the price(s) shown on licenses. In addition, customer shall pay (or reimburse LSC for paying) all taxes (except franchise or income taxes) based on or measured by the changes set forth in any license, or based on the software or its use.

9. INVOICES PAYMENT: Invoices for paid-up Software licenses will be issued upon shipment of the Software. Invoices will be delivered promptly to customers. Payment is due thirty (30) days after the date of the invoice.

         Payment is considered made when good funds are received in the account specified on the invoice. A delayed payment charge of one-half of one percent (0.5%) of the invoice amount will be paid by the customer for each fifteen (15) day period (or part thereof) of delay in payment beyond the payment due date.

10. EXPORT: Customer will not export or re-export, directly or indirectly, any Software or technical data without first complying with all applicable government export requirements.

11. INFRINGEMENT: LSC will indemnify Customer as to any claim that any LSC trademark infringes any U.S. trademark or that the Software or any part thereto infringes any U.S. patent or that LSC does not have the right to license the Software to the Customer, provided that the Customer gives LSC prompt notice of the claim, permits LSC to control the defense or settlement thereof and cooperates fully with LSC's defense or settlement. In defense or settlement claim, LSC may, at its expense and option, procure for the Customer the right to continue using the Software; replace or modify the Software so it is non-infringing; or if neither or these is practical, accept return of the affected Software and grant the Customer a credit equal to any paid-up license charge paid, less reasonable depreciation. LSC will not be liable to Customer for any claim that is based upon use of the Software in modified form or in connection with equipment not approved by LSC, or in a manner for which the Software was not designed.

12. TERMINATION: Any Software license may be terminated by either party upon the others failure to perform nay of its material obligations, provided that a reasonable cure period has been allowed. The license of any Software shall terminate upon de-installation of the equipment for which it is licensed.

         Upon termination of any Software license, customer shall promptly return to LSC all copies of Software, or certify in writing to LSC that all copies have been destroyed.

13. GENERAL: All licenses are governed by the laws of the State of Minnesota. Any action must be filed within two (2) years after the cause of such action arises.

         Customer may not assign its rights under any license without the prior written consent of LSC.

         This license constitutes the entire agreement of the parties, supersedes any prior understanding relating to the subject matter, and may be amended or supplemented only in a written agreement signed by LSC and customer.

                              Amendment Number One
                                     to the
                         Software Distribution Agreement
                                     between
                         Storage Technology Corporation
                                       and
                                    LSC, Inc.


This Amendment Number One ("Amendment") to that certain Software Distribution Agreement ("Agreement"), effective September 12th, 1998, as between Storage Technology Corporation ("StorageTek") and LSC, Inc. ("Supplier") is effective as of the September 30, 1998. Capitalized terms not otherwise defined herein shall have the meaning set for the in the Agreement.

StorageTek and Supplier hereby agree to the following:

1. Supplier shall develop an Enhancement to the Standard Product, which Enhancement shall be made up of the following:

         Part I - Change LSC naming to StorageTek (in English language versions only) Change external corporate references from LSC to StorageTek. Implement changes at the source code level.


         Sample changes:
         From:    LSC                                         To:      StorageTek
         From:    LSC, Inc.                                   To:      StorageTek
         From:    Large System Configurations, Inc.           To:      Storage Technology Corporation, Inc.
         From:    Storage and Archive Manager File System     To:      Application Storage Manager
         From:    SAM-FS                                      To:      ASM

         Supplier will continue to add copyright notice in the system log.

         The following modules will be converted to the StorageTek naming conventions:
         GUI headers/panels
         Error messages
         Software package naming
         Manpage footers
         Any StorageTek visual start-up logo provided to Supplier

         Supplier shall deliver Enhancement that provides StorageTek with its own corporate identifiers. Supplier shall retain all intellectual property rights in the Enhancement (not including any rights in StorageTek names or trademarks), any additional Enhancements described in Section 3 and the Standard Product, including without limitation any copyright and other rights in the source code. StorageTek shall have the right to use the Standard Product as modified by the Enhancement (and additional Enhancements) as provided in the Agreement.

2.       Payments.

         StorageTek shall pay Supplier within thirty days after receipt of invoices referencing valid StorageTek purchase order numbers. Supplier shall invoice per the following schedule:

         __________upon the execution of the Amendment
         __________after delivery of the initial Enhancement

         After the initial Enhancement is delivered to StorageTek, Supplier shall continue to provide Enhancement(s) to StorageTek as requested for so long as StorageTek pays Supplier a fee of ________ every six months in advance, commencing with a payment of _______________ January 1, 1999. Supplier shall not be obligated to provide Enhancement(s) hereunder in the event StorageTek discontinues the semi-annual payments. Supplier shall be permitted to increase its fees under this Amendment in accordance with Section 9.2 of the Agreement.

     [A PORTION OF THIS SECTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. A COPY OF THIS SECTION WITH THE PORTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.       Delivery.

         Supplier shall complete and deliver the initial Enhancement to StorageTek within six (6) weeks after the date of execution of the Amendment by the parties. Additional Enhancement(s) described herein shall be delivered to StorageTek in conjunction with New Releases Supplier provides to StorageTek in accordance with the Agreement.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized representatives as of the day in the first paragraph written above.

Executed by:


Storage Technology Corporation               LSC, Inc.

By  /s/ Chris Ceszczon                       By  /s/ J.B. Balogh
    ---------------------------------          ---------------------------------

Name Chris Ceszczon                          Name  J.B. Balogh
    ---------------------------------            -------------------------------

Title Subcontract Administrator              Title President & CEO
     --------------------------------             ------------------------------

Date October 16, 1998                        Date October 12, 1998
    ---------------------------------             ------------------------------

                             Amendment Number Three
                                     to the
                         Software Distribution Agreement
                                     between
                         Storage Technology Corporation
                                       and
                                    LSC, Inc.


This Amendment Number Three ("Amendment") to that certain Software Distribution Agreement ("Agreement"), effective September 12, 1998, between Storage Technology Corporation ("StorageTek") and LSC, Inc. ("Supplier") is effective as of the 27th day of January, 1999. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

StorageTek and Supplier hereby agree to the following addition to Section 6-Year 2000 Warranty:

         LSC warrants that Standard Product will operate accurately, in the manner it was intended as it relates to date-related operations when given a valid date containing the century, year, month and day. Accurately means that the calculations on dates using four (4) digit year, and input, output and storage of dates process correctly both before and after AD. 2000 without human intervention, including leap year calculations, and forward and backward date calculations spanning the year 2000 demarcation; provided, the underlying Solaris operating system has the required patches installed from Sun Microsystems as recommended by Sun Microsystems with regard to maintaining Year 2000 Compliance of Solaris.

         Notwithstanding any other provision of the Agreement to the contrary, StorageTek's remedy for failure of the above warranty shall be repair or replacement by LSC of the non-complaint Standard Product.

In Witness Whereof the parties hereto have caused this Amendment to be executed by their respective authorized representatives and made effective as of the date first above stated. All other terms and conditions of the Agreement remain in full force and effect.

ACKNOWLEDGED AND AGREED:

Storage Technology Corporation                               LSC, Inc.


Storage Technology Corporation               LSC, Inc.

By  /s/ Chris Ceszczon                       By  /s/ J.B. Balogh
    ---------------------------------          ---------------------------------

Name Chris Ceszczon                          Name  J.B. Balogh
    ---------------------------------            -------------------------------

Title Subcontract Administrator              Title President & CEO
     --------------------------------             ------------------------------

Date January 27, 1999                        Date January 28, 1999
    ---------------------------------            -------------------------------